Fidelity®

Capital & Income

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Capital & Income	-5.16%	17.25%	99.61%
ML High Yield Master II	3.49%	19.86%	106.11%
High Current Yield Funds Average	1.06%	8.46%	78.07%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 377 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital & Income	-5.16%	3.23%	7.16%
ML High Yield Master II	3.49%	3.69%	7.50%
High Current Yield Funds Average	1.06%	1.48%	5.84%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,961 - a 99.61% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,611 - a 106.11% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended April 30,
	2002	2001	2000	1999	1998
Dividend returns	7.16%	7.15%	8.28%	10.19%	8.50%
Capital returns	-12.32%	-16.52%	-7.34%	-0.85%	15.09%
Total returns	-5.16%	-9.37%	0.94%	9.34%	23.59%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.27¢	28.39¢	54.62¢
Annualized dividend rate	5.94%	8.49%	7.81%
30-day annualized yield	8.18%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $6.70 over the past one month, $6.74 over the past six months and $6.99 over the past one year, you can compare the fund's income over these three periods. The past six months and one year dividends per share include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a near round trip in market sentiment, the high-yield market - as measured by the Merrill Lynch High Yield Master II Index - gained 3.49% during the 12-month period that ended April 30, 2002. Widening to a high of 903 basis points at the end of October 2001, the yield spread between high-yield bonds and Treasury bonds narrowed back to April 2001 levels of approximately 700 basis points by the end of April 2002. Early in the period, investors were forced to digest consistently negative news about the telecommunications sector. The September 11 tragedies compounded deteriorating sentiment, and investors sought less-volatile markets for their capital. However, markets began stabilizing and positive economic sentiment grew toward the end of 2001. Investor demand for higher yields and their willingness to assume more risk drove positive flows into high-yield mutual funds. The index's lackluster performance was driven by its largest sectors. During the past year, the telecom sector represented 11.79% of the index on average, while cable accounted for 11.47%. Their negative returns of approximately 30% and 11%, respectively, offset the strong returns of smaller sectors. Even health care, representing an average 6.50% of the index during the year and returning about 16%, was overwhelmed by the negative returns of telecom and cable.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Capital & Income Fund

Q. How did the fund perform, David?

A. For the 12 months that ended April 30, 2002, the fund had a total return of -5.16%. The overall high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 3.49% during the same period, while the high current yield funds average tracked by Lipper Inc. returned 1.06%.

Q. What factors led to the fund's underperformance relative to the index and peer group?

A. Investors preferred higher-quality investments during the past year, due to the uncertainty about the direction of the U.S. economy and the trauma caused by September's terrorist attacks. The backdrop improved for the high-yield market and high-yield funds during the past six months amid signs that the economy was reviving. The fund trailed both the index and the average of its peers because its investment approach enabled me to invest in common stocks and distressed securities, which were not included in the index or in most high-yield funds, and my investments in these two areas continued to struggle.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy during the course of the 12-month period?

A. The investment environment created opportunities as we worked through the third consecutive year of economic weakness. In particular, the equities of leveraged companies - firms that offer bonds in the high-yield market - and distressed securities fell to very attractive levels. Against this backdrop, I looked to take advantage of the significant opportunities that presented themselves in the distressed market. While these investments did not bear fruit, I felt they remained attractive should economic growth continue its upward trend. To balance this approach, I structured the overall credit quality of the portfolio to be higher than the Merrill Lynch index, and looked to invest in shorter-maturity bonds that would be less affected by the rise in interest rates that tends to accompany a strengthening economy.

Q. The fund retains significant weightings in cable TV and telecommunications. How have these investments fared?

A. The fund's investments in these areas struggled, as investors looked to invest in less-volatile assets. However, I remained confident that companies such as EchoStar Communications - the fund's largest holding - Nextel, XO Communications and others were solid long-term investments. The attraction of each company was unique, but, in general, I felt they offered either solid business models due to recurring revenues, or particular products and services that differentiate them from their rivals.

Q. Which investments proved beneficial to fund performance? Which disappointed?

A. While some electric utilities fell to distressed levels, others rose due to investors' search for quality amid uncertainty about the direction of the economy. Among the investments that posted gains in this area were CMS Energy, Southern California Edison, Edison International and Pacific Gas and Electric. These last two companies benefited from the stabilization of the California energy situation and declines in power prices, as they are net buyers of power. In addition, investments in JCPenney and Dillard's fared well, as retailers were seen as some of the beneficiaries of monetary and fiscal stimulus in the wake of September 11. The market perceived that these moves would spur consumer spending. On the down side were some of the investments I mentioned previously, including EchoStar, XO Communications and Nextel. Even though EchoStar continued to execute well, its share price declined in sympathy with other media stocks and due to uncertainty about the firm's pending merger with GM Hughes. Despite the fact that the company continued to execute well, Nextel suffered from concerns about potential competition and whether it could finance the eventual upgrade of its system.

Q. What's your outlook?

A. I'm cautiously optimistic at this point. Indications are that the economy should continue to improve through the rest of 2002. I've looked to structure the portfolio to benefit from such a scenario, particularly with investments in the distressed areas of the market.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth by investing mainly in debt and equity securities, with an emphasis on lower-quality debt securities

Fund number: 038

Trading symbol: FAGIX

Start date: November 1, 1977

Size: as of April 30, 2002, more than $3.0 billion

Manager: David Glancy, since 1996; manager, Fidelity and Fidelity Advisor Leveraged Company Stock funds, since 2001; Fidelity Advisor High Income Fund, 1999-2001; Spartan High Income Fund, 1993-1996; joined Fidelity in 1990

3

David Glancy on how a recovering economy could influence the fund:

"Indications are that economic growth should improve through the rest of 2002. In addition, the factors that caused most of the damage in the high-yield, equity and distressed markets during the past three years appear to have run their course. One of these factors was excess capital, which in turn created excess capacity in a number of industries, particularly telecommunications.

"While some of the companies held by the fund have struggled recently, they should be poised to do well given that weaker competitors have fallen by the wayside. This scenario seems particularly evident in the telecommunications sector. It is said that a rising tide lifts all boats. If that is the case, the fund should be well-positioned to benefit over time."

Annual Report

Investment Changes

Top Five Holdings as of April 30, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp.	5.1	6.2
Pacific Gas & Electric Co.	4.1	2.8
CMS Energy Corp.	2.9	1.4
Adelphia Communications Corp.	2.8	2.6
CSC Holdings, Inc.	2.6	2.5
	17.5
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	21.4	16.5
Electric Utilities	11.8	10.4
Telecommunications	11.8	13.1
Energy	4.4	3.1
Food and Drug Retail	4.0	5.8
Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	0.1	0.5
Baa	4.8	4.5
Ba	22.6	17.5
B	27.5	28.3
Caa, Ca, C	14.1	9.3
D	0.2	0.0
Not Rated	3.2	4.1

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Unrated debt securities that are equivalent to Ba and below at April 30, 2002 and October 31, 2001 account for 3.2% and 4.1%, respectively, of the fund's investments.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Nonconvertible Bonds 64.9%		Nonconvertible Bonds 58.4%
	Convertible Bonds, Preferred Stocks 8.3%		Convertible Bonds, Preferred Stocks 8.1%
	Common Stocks 8.2%		Common Stocks 11.5%
	Other Investments 5.4%		Other Investments 3.6%
	Short-Term Investments and Net Other Assets 13.2%		Short-Term Investments and Net Other Assets 18.4%
* Foreign investments	6.5%	** Foreign investments	7.2%

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Corporate Bonds - 67.2%
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Convertible Bonds - 2.3%
Air Transportation - 0.1%
Continental Airlines, Inc. 4.5% 2/1/07	B2		$ 3,000	$ 2,843
Cable TV - 0.9%
Adelphia Communications Corp. 3.25% 5/1/21	B3		7,000	5,586
EchoStar Communications Corp.:
4.875% 1/1/07	Caa1		3,000	2,672
5.75% 5/15/08 (i)	Caa1		20,000	18,175
				26,433
Healthcare - 0.3%
Tenet Healthcare Corp. (Ventas, Inc.) 6% 12/1/05	Ba1		8,950	8,749
Super Retail - 0.0%
Merry-Go-Round Enterprises, Inc. 0% 5/16/97 (d)(k)	-		8,914	0
Technology - 0.1%
Gilat Satellite Networks Ltd. 4.25% 3/15/05	-		12,080	3,020
Telecommunications - 0.9%
American Tower Corp.:
2.25% 10/15/09	Caa1		5,000	3,350
5% 2/15/10	Caa1		11,000	6,215
Nextel Communications, Inc. 5.25% 1/15/10	B1		29,000	15,625
NTL Delaware, Inc./NTL, Inc. 5.75% 12/15/09	-		15,000	2,850
				28,040
TOTAL CONVERTIBLE BONDS				69,085
Nonconvertible Bonds - 64.9%
Aerospace - 0.2%
Hexcel Corp. 9.75% 1/15/09	Caa1		7,970	6,535
Air Transportation - 1.4%
AMR Corp. 9% 8/1/12	B1		3,000	2,910
Continental Airlines, Inc. pass thru trust certificate:
6.795% 8/2/18	Baa3		2,693	2,545
6.9% 1/2/18	Baa1		2,497	2,445
7.256% 9/15/21	Baa1		2,044	2,023
8.307% 4/2/18	Baa3		484	481
8.312% 10/2/12	Ba2		643	623
Delta Air Lines, Inc. pass thru trust certificate:
7.779% 11/18/05	Ba1		440	446
7.92% 5/18/12	Baa1		2,220	2,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Air Transportation - continued
Delta Air Lines, Inc.: - continued
8.3% 12/15/29	Ba3		$ 10,210	$ 8,576
Northwest Airlines pass thru trust certificate: 7.575% 3/1/19	A3		2,418	2,448
7.691% 4/1/17	Baa2		460	445
8.304% 9/1/10	Ba2		2,998	2,848
9.179% 10/1/11	Ba2		1,852	1,741
Northwest Airlines, Inc. 8.875% 6/1/06	B2		11,000	10,395
				40,176
Automotive - 0.9%
Collins & Aikman Products Co.:
10.75% 12/31/11 (i)	B1		6,000	6,240
11.5% 4/15/06	B2		2,000	2,010
Dana Corp.:
6.5% 3/1/09	Ba3		4,000	3,620
9% 8/15/11	Ba3		2,000	2,008
10.125% 3/15/10 (i)	Ba3		3,400	3,638
Dana Credit Corp. 7.25% 12/6/02 (i)	Ba3		2,720	2,700
Delco Remy International, Inc. 8.625% 12/15/07	B2		2,750	2,668
Navistar International Corp. 9.375% 6/1/06	Ba1		900	954
Stoneridge, Inc. 11.5% 5/1/12 (i)	B2		2,680	2,787
				26,625
Broadcasting - 0.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3		11,690	11,865
Granite Broadcasting Corp. 10.375% 5/15/05	Ca		4,000	3,800
Sinclair Broadcast Group, Inc. 8% 3/15/12 (i)	B2		4,000	4,040
XM Satellite Radio, Inc. 14% 3/15/10	Caa1		4,750	3,468
				23,173
Building Materials - 0.2%
American Standard, Inc. 7.125% 2/15/03	Ba2		5,763	5,849
Omega Cabinets Ltd. 10.5% 6/15/07	B3		650	689
				6,538
Cable TV - 13.4%
Adelphia Communications Corp.:
7.5% 1/15/04	B2		13,000	11,440
8.125% 7/15/03	B2		510	454
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Adelphia Communications Corp.: - continued
9.25% 10/1/02	B2		$ 43,105	$ 38,795
10.25% 11/1/06	B2		9,790	8,224
10.25% 6/15/11	B2		21,665	17,982
Century Communications Corp.:
0% 3/15/03	B2		2,000	1,720
0% 1/15/08	B2		5,880	2,793
8.75% 10/1/07	B2		1,105	961
8.875% 1/15/07	B2		6,111	5,378
9.5% 3/1/05	B2		5,675	5,164
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2		8,725	7,765
9.625% 11/15/09	B2		10,940	10,174
9.625% 11/15/09 (i)	B2		3,000	2,760
10% 4/1/09	B2		2,000	1,900
10% 5/15/11	B2		29,770	27,686
CSC Holdings, Inc.:
7.875% 12/15/07	Ba2		3,000	2,880
10.5% 5/15/16	Ba3		700	714
Diamond Cable Communications PLC yankee:
11.75% 12/15/05 (d)	Ca		22,205	7,772
13.25% 9/30/04 (d)	Ca		21,800	7,630
Echostar Broadband Corp. 10.375% 10/1/07	B1		11,115	11,782
EchoStar DBS Corp.:
9.125% 1/15/09 (i)	B1		21,350	21,991
9.25% 2/1/06	B1		6,100	6,253
9.375% 2/1/09	B1		6,121	6,366
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2		8,576	8,276
International Cabletel, Inc.:
11.5% 2/1/06 (d)	Ca		53,673	20,932
12.75% 4/15/05 (d)	Ca		16,288	6,352
NTL Communications Corp.:
0% 10/1/08 (d)(f)	Ca		22,620	7,917
11.5% 10/1/08 (d)	Ca		7,000	2,730
11.875% 10/1/10 (d)	Ca		8,100	3,159
NTL, Inc.:
0% 4/1/08 (d)(f)	Ca		17,310	5,885
10% 2/15/07 (d)	Ca		2,500	975
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2		$ 11,910	$ 10,838
PanAmSat Corp.:
6% 1/15/03	Ba2		16,420	16,461
6.125% 1/15/05	Ba2		13,630	13,221
6.375% 1/15/08	Ba2		4,660	4,357
8.5% 2/1/12 (i)	Ba3		8,000	8,020
Pegasus Communications Corp.:
9.625% 10/15/05	B3		25,714	16,200
9.75% 12/1/06	B3		5,000	3,150
Pegasus Media & Communications, Inc. 12.5% 7/1/05	CCC+		3,700	3,034
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (f)	Caa1		24,200	8,470
12.375% 8/1/06	B3		23,325	14,228
Telewest Communications PLC:
0% 4/15/09 (f)	Caa3		3,500	1,470
0% 2/1/10 (f)	Caa3		3,500	1,295
9.875% 2/1/10	Caa3		1,155	647
Telewest PLC yankee:
9.625% 10/1/06	Caa3		4,910	2,750
11% 10/1/07	Caa3		52,993	29,146
United Pan-Europe Communications NV:
0% 8/1/09 (d)(f)	Ca		43,750	4,813
0% 11/1/09 (f)	Ca		12,500	1,375
0% 2/1/10 (d)(f)	Ca		10,000	900
10.875% 8/1/09 (d)	Ca		3,350	436
11.25% 11/1/09	Ca		5,000	600
11.25% 2/1/10 (d)	Ca		5,120	614
11.5% 2/1/10 (d)	Ca		5,800	696
				407,531
Capital Goods - 0.7%
Blount, Inc. 7% 6/15/05	Caa1		7,000	6,195
Dresser, Inc. 9.375% 4/15/11 (i)	B2		5,000	5,200
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2		1,860	2,013
Roller Bearing Co. of America, Inc. 9.625% 6/15/07	B-		320	307
Tyco International Group SA 6.125% 1/15/09	Baa2		11,000	8,722
				22,437
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Chemicals - 1.6%
Huntsman ICI Chemicals LLC 10.125% 7/1/09	Caa1		$ 4,450	$ 4,005
Huntsman ICI Holdings LLC 0% 12/31/09	Caa2		6,490	1,623
Huntsman International LLC 9.875% 3/1/09 (i)	B3		6,370	6,418
JohnsonDiversey, Inc. 9.625% 5/15/12 (i)	B2		1,770	1,841
Lyondell Chemical Co.:
9.5% 12/15/08 (i)	Ba3		4,000	3,930
9.625% 5/1/07	Ba3		18,260	18,077
Methanex Corp. yankee 7.4% 8/15/02	Ba1		3,000	3,000
PolyOne Corp. 8.875% 5/1/12	Baa3		2,000	2,029
Sterling Chemicals, Inc.:
11.75% 8/15/06 (d)	-		670	94
12.375% 7/15/06 (d)	-		8,620	7,413
				48,430
Consumer Products - 1.3%
Icon Health & Fitness, Inc. 12% 9/27/05 (i)	-		4,000	4,160
Pennzoil-Quaker State Co.:
7.375% 4/1/29	Ba2		2,000	2,129
9.4% 12/1/02 (g)	Ba2		590	602
10% 11/1/08 (i)	Ba3		5,030	5,898
Quaker State Corp. 6.625% 10/15/05	Ba2		4,830	4,963
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3		16,000	11,040
8.625% 2/1/08	Ca		18,863	8,677
12% 12/1/05 (i)	Caa1		2,000	2,010
				39,479
Containers - 1.0%
Crown Cork & Seal, Inc. 7.375% 12/15/26	Ca		4,000	2,520
Owens-Illinois, Inc.:
7.15% 5/15/05	B3		5,890	5,625
7.8% 5/15/18	B3		7,950	6,678
7.85% 5/15/04	B3		5,790	5,674
8.1% 5/15/07	B3		670	647
Sealed Air Corp.:
6.95% 5/15/09 (i)	Baa3		2,120	1,950
8.75% 7/1/08 (i)	Baa3		6,820	6,956
				30,050
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - 1.8%
AmeriCredit Corp. 9.875% 4/15/06	Ba1		$ 3,700	$ 3,885
Capital One Financial Corp.:
7.25% 12/1/03	Baa3		5,410	5,369
8.75% 2/1/07	Baa3		8,000	8,120
GS Escrow Corp.:
7% 8/1/03	Ba1		21,140	21,435
7.125% 8/1/05	Ba1		10,000	10,061
Metris Companies, Inc.:
10% 11/1/04	Ba3		5,403	4,809
10.125% 7/15/06	Ba3		1,000	930
				54,609
Diversified Media - 0.7%
Fox Family Worldwide, Inc. 9.25% 11/1/07	Baa1		17,315	18,397
Penton Media, Inc. 11.875% 10/1/07 (i)	B3		3,000	2,970
				21,367
Electric Utilities - 11.7%
AES Corp.:
7.375% 6/15/03	Ba1		26,135	23,522
8.75% 12/15/02	Ba1		14,960	14,212
8.875% 2/15/11	Ba1		3,570	2,856
9.375% 9/15/10	Ba1		30,408	25,087
9.5% 6/1/09	Ba1		2,280	1,927
AES Drax Holdings Ltd. 10.41% 12/31/20	Ba1		14,525	11,911
Calpine Corp. 8.5% 2/15/11	B1		29,000	24,650
CMS Energy Corp.:
6.75% 1/15/04	Ba3		13,694	13,762
7.5% 1/15/09	Ba3		12,500	12,625
7.625% 11/15/04	Ba3		15,325	15,670
8.125% 5/15/02	Ba3		47,314	47,314
Edison International 6.875% 9/15/04	B3		24,000	22,440
Mission Energy Co. 8.125% 6/15/02 (i)	Baa3		22,000	22,000
Orion Power Holdings, Inc. 12% 5/1/10	Ba1		4,900	5,635
Pacific Gas & Electric Co.:
5.875% 10/1/05	B3		3,365	3,516
6.25% 8/1/03	B3		12,140	12,019
6.25% 3/1/04	B3		11,320	11,207
7.05% 3/1/24	B3		9,840	9,151
7.375% 11/1/05 (d)(i)	Caa2		44,950	51,243
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Pacific Gas & Electric Co.: - continued
8.375% 5/1/25	B3		$ 2,610	$ 2,532
Southern California Edison Co.:
5.625% 10/1/02	Ba2		3,180	3,148
6.25% 6/15/03	Ba2		1,765	1,739
8.95% 11/3/03	Ba3		12,060	12,362
Western Resources, Inc. 7.25% 8/15/02	Ba1		5,813	5,871
				356,399
Energy - 4.2%
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd. 11.5% 11/1/04	Caa3		3,500	2,625
Belden & Blake Corp. 9.875% 6/15/07	Caa3		10,000	9,000
Chesapeake Energy Corp.:
7.875% 3/15/04	B1		11,017	11,292
8.125% 4/1/11	B1		8,260	8,301
DI Industries, Inc. 8.875% 7/1/07	B1		360	369
Forest Oil Corp. 8% 12/15/11	Ba3		4,460	4,583
Grant Prideco, Inc. 9.625% 12/1/07	Ba3		6,330	6,615
Hanover Equipment Trust 8.5% 9/1/08 (i)	Ba3		1,300	1,323
Key Energy Services, Inc. 8.375% 3/1/08	Ba3		3,670	3,789
Magnum Hunter Resources, Inc. 9.6% 3/15/12 (i)	B2		2,040	2,142
Nuevo Energy Co.:
9.375% 10/1/10	B2		3,315	3,315
9.5% 6/1/08	B2		5,270	5,270
Ocean Rig Norway AS 10.25% 6/1/08	B3		5,685	5,117
Parker & Parsley Petroleum Co. 8.875% 4/15/05	Ba1		3,000	3,097
Parker Drilling Co. 9.75% 11/15/06	B1		2,000	2,060
Pioneer Natural Resources Co. 7.5% 4/15/12	Ba1		4,000	4,020
R&B Falcon Corp. 9.125% 12/15/03	Baa3		9,675	11,030
SESI LLC 8.875% 5/15/11	B1		2,920	2,935
Tesoro Petroleum Corp.:
9.625% 11/1/08	B1		425	430
9.625% 4/1/12 (i)	B1		7,105	7,247
Triton Energy Ltd. yankee 8.875% 10/1/07	BBB		7,000	7,648
Vintage Petroleum, Inc.:
7.875% 5/15/11	B1		2,350	2,209
8.25% 5/1/12 (i)	Ba3		10,000	9,988
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Vintage Petroleum, Inc.: - continued
9% 12/15/05	B1		$ 3,320	$ 3,370
Western Oil Sands, Inc. 8.375% 5/1/12 (i)	Ba2		9,070	9,353
				127,128
Entertainment/Film - 1.0%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3		6,940	6,975
9.5% 2/1/11	Caa3		11,710	11,769
9.875% 2/1/12 (i)	Caa3		3,000	3,045
Cinemark USA, Inc. 9.625% 8/1/08	Caa2		570	570
IMAX Corp. 7.875% 12/1/05	Caa2		11,020	8,320
				30,679
Environmental - 0.9%
Allied Waste North America, Inc.:
8.5% 12/1/08	Ba3		11,710	11,886
10% 8/1/09	B2		935	958
Browning-Ferris Industries, Inc.:
6.1% 1/15/03	Ba3		10,000	9,950
6.375% 1/15/08	Ba3		400	364
7.4% 9/15/35	Ba3		4,066	3,171
				26,329
Food and Drug Retail - 2.2%
Pathmark Stores, Inc. 8.75% 2/1/12	B2		14,040	14,567
Rite Aid Corp.:
6% 12/15/05 (i)	Caa3		9,345	7,009
6.125% 12/15/08 (i)	Caa3		4,500	2,700
7.125% 1/15/07	Caa3		11,085	8,314
12.5% 9/15/06	B-		38,940	35,046
				67,636
Food/Bev/Tobacco - 0.3%
Doane Pet Care Co. 9.75% 5/15/07	BB-		3,738	2,897
Dole Food Co., Inc. 7.25% 5/1/09 (i)	Ba1		5,000	4,975
				7,872
Gaming - 0.2%
Harrah's Operating Co., Inc. 7.5% 1/15/09	Baa3		2,000	2,058
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Gaming - continued
International Game Technology 7.875% 5/15/04	Ba1		$ 2,150	$ 2,236
Mirage Resorts, Inc. 6.75% 8/1/07	Ba1		2,860	2,835
				7,129
Healthcare - 1.4%
Broadlane, Inc. 6% 3/31/03 (k)	-		11,000	10,945
Columbia/HCA Healthcare Corp.:
8.12% 8/4/03	Ba1		6,200	6,425
8.125% 8/4/03	Ba1		2,960	3,067
IASIS Healthcare Corp. 13% 10/15/09	B3		550	564
Service Corp. International (SCI):
6% 12/15/05	B1		2,320	2,088
6.3% 3/15/03	B1		9,335	9,055
6.5% 3/15/08	B1		2,320	2,018
7% 6/1/15	B1		2,000	1,840
Ventas Realty LP/Ventas Capital Corp. 9% 5/1/12 (i)	Ba3		4,975	5,112
				41,114
Homebuilding/Real Estate - 1.2%
Champion Home Builders Co. 11.25% 4/15/07 (i)	B2		3,000	3,030
Corrections Corp. of America 9.875% 5/1/09 (i)	B2		2,130	2,199
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09 (i)	Ba3		5,000	5,138
Del Webb Corp. 9% 2/15/06	Ba1		2,500	2,531
LNR Property Corp.:
9.375% 3/15/08	Ba3		18,175	18,720
10.5% 1/15/09	Ba3		2,000	2,120
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (i)	B1		4,000	4,285
				38,023
Hotels - 2.6%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	B1		16,605	17,145
Hilton Hotels Corp.:
7.2% 12/15/09	Ba1		4,000	3,800
7.625% 5/15/08	Ba1		2,000	2,000
Host Marriott LP 9.5% 1/15/07 (i)	Ba3		13,380	14,082
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Hotels - continued
ITT Corp.:
6.75% 11/15/03	Ba1		$ 13,430	$ 13,464
6.75% 11/15/05	Ba1		17,890	17,711
Prime Hospitality Corp. 8.375% 5/1/12 (i)	B1		5,000	5,088
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/1/12 (i)	Ba1		5,000	5,013
				78,303
Insurance - 0.1%
Fairfax Financial Holdings Ltd. yankee 7.375% 4/15/18	Ba2		6,000	4,260
Leisure - 0.2%
Six Flags, Inc. 8.875% 2/1/10 (i)	B3		7,000	7,140
Metals/Mining - 1.1%
Better Minerals & Aggregates Co. 13% 9/15/09	B3		5,060	5,174
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	B3		6,550	6,288
Kaiser Aluminum & Chemical Corp.:
9.875% 2/15/49 (d)	D		2,570	2,005
10.875% 10/15/06 (d)	Caa2		3,190	2,488
12.75% 2/1/03 (d)	Ca		5,250	1,260
Phelps Dodge Corp.:
7.125% 11/1/27	Baa3		8,000	5,920
9.5% 6/1/31	Baa3		10,240	9,882
				33,017
Paper - 0.2%
Fort James Corp. 6.875% 9/15/07	Baa3		4,000	3,800
U.S. Timberlands Klamath Falls LLC/Ventas Timberlands Finance Corp. 9.625% 11/15/07	B2		2,800	1,904
				5,704
Publishing/Printing - 0.6%
American Media Operations, Inc. 10.25% 5/1/09 (i)	B2		2,800	2,947
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (i)	B3		5,268	5,005
K-III Communications Corp. 8.5% 2/1/06	B1		6,985	6,252
Maxwell Communication Corp. PLC euro 5% 6/16/10 (d)	-	CHF	4	0
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Publishing/Printing - continued
PRIMEDIA, Inc.:
7.625% 4/1/08	B1		$ 1,640	$ 1,386
8.875% 5/15/11	B1		4,440	3,885
				19,475
Railroad - 0.4%
TFM SA de CV 0% 6/15/09 (f)	B1		11,650	10,805
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B2		390	410
Tricon Global Restaurants, Inc. 7.45% 5/15/05	Ba1		2,800	2,842
				3,252
Services - 0.0%
Pierce Leahy Corp. 9.125% 7/15/07	B2		1,550	1,624
Steels - 0.1%
AK Steel Corp. 7.875% 2/15/09	B1		4,100	4,121
Super Retail - 3.8%
Dillard's, Inc.:
6.125% 11/1/03	Ba1		4,000	3,920
6.31% 8/1/12 (j)	Ba1		12,000	12,000
6.39% 8/1/03	Ba1		15,345	15,115
6.43% 8/1/04	Ba1		5,000	4,875
6.875% 6/1/05	Ba1		3,000	2,880
7.15% 9/1/02	Ba1		10,000	10,025
Gap, Inc. 5.625% 5/1/03	Ba3		6,000	5,880
JCPenney Co., Inc.:
6% 5/1/06	Ba2		3,430	3,121
6.125% 11/15/03	Ba2		2,955	2,911
6.5% 6/15/02	Ba2		2,920	2,905
6.9% 8/15/26	Ba2		18,660	17,914
7.375% 6/15/04	Ba2		5,000	4,950
7.375% 8/15/08	Ba2		3,735	3,660
7.4% 4/1/37	Ba2		8,520	8,307
7.95% 4/1/17	Ba2		3,035	2,640
Kmart Corp. 9.875% 6/15/08 (d)(i)	Ca		16,000	7,520
Merry-Go-Round Enterprises, Inc. 7.09% 9/1/03 (d)(k)	-		7,500	0
Saks, Inc. 7.375% 2/15/19	B1		7,800	6,357
				114,980
Technology - 1.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3		7,640	8,328
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Technology - continued
Fisher Scientific International, Inc. 8.125% 5/1/12 (i)	B3		$ 4,000	$ 4,015
Loral Space & Communications Ltd. 9.5% 1/15/06	Ca		26,025	18,218
Lucent Technologies, Inc. 7.25% 7/15/06	B2		2,395	1,952
Micron Technology, Inc. 6.5% 9/30/05 (k)	Ba2		4,000	3,690
				36,203
Telecommunications - 7.0%
Allegiance Telecom, Inc. 0% 2/15/08 (f)	Caa2		6,000	900
American Cellular Corp. 9.5% 10/15/09	B2		6,760	4,462
American Tower Corp. 9.375% 2/1/09	Caa1		4,000	2,840
Avaya, Inc. 11.125% 4/1/09	Ba2		2,900	2,726
Cincinnati Bell Telephone Co. 6.3% 12/1/28	Ba1		2,000	1,360
Crown Castle International Corp.:
9.375% 8/1/11	B3		20,980	17,938
9.5% 8/1/11	B3		3,120	2,699
10.75% 8/1/11	B3		6,010	5,529
Exodus Communications, Inc.:
11.25% 7/1/08 (d)	B-		1,650	297
11.625% 7/15/10 (d)	B		4,000	720
Focal Communications Corp. 0% 2/15/08 (f)	Caa3		3,015	543
Horizon PCS, Inc. 13.75% 6/15/11 (i)	Caa1		5,000	3,650
ITC DeltaCom, Inc.:
8.875% 3/1/08	Ca		7,000	1,890
9.75% 11/15/08	Ca		5,000	1,650
Leap Wireless International, Inc. 12.5% 4/15/10	Caa2		2,000	1,220
Loral CyberStar, Inc. 10% 7/15/06	Caa1		17,221	13,260
Lucent Technologies, Inc.:
6.45% 3/15/29	B2		1,320	825
6.5% 1/15/28	B2		3,325	2,078
Nextel Communications, Inc. 12% 11/1/08	B1		6,000	4,620
Nextel Partners, Inc.:
11% 3/15/10	B3		8,945	5,725
11% 3/15/10	B3		5,275	3,376
NEXTLINK Communications, Inc.:
0% 4/15/08 (d)(f)	Ca		20,000	2,050
0% 6/1/09 (d)(f)	Ca		40,813	4,183
0% 12/1/09 (d)(f)	Ca		83,220	8,114
Qwest Capital Funding, Inc. 7.25% 2/15/11	Baa3		7,000	5,079
Qwest Corp. 8.875% 3/15/12 (i)	Baa2		3,000	2,920
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Rural Cellular Corp. 9.75% 1/15/10 (i)	B3		$ 12,400	$ 10,168
Satelites Mexicanos SA de CV:
6.34% 6/30/04 (i)(j)	B1		29,336	26,109
10.125% 11/1/04	B3		51,585	33,530
SBA Communications Corp. 10.25% 2/1/09	B3		5,910	4,137
SpectraSite Holdings, Inc.:
0% 4/15/09 (f)	Caa3		7,000	2,380
10.75% 3/15/10	Caa3		580	290
12.5% 11/15/10	Caa3		6,360	3,244
TeleCorp PCS, Inc. 0% 4/15/09 (f)	Baa3		3,874	3,525
Triton PCS, Inc.:
0% 5/1/08 (f)	B2		2,610	2,271
8.75% 11/15/11	B2		6,250	5,781
9.375% 2/1/11	B2		10,000	9,550
WorldCom, Inc. 7.5% 5/15/11	Baa2		20,385	9,581
				211,220
Textiles & Apparel - 0.4%
Levi Strauss & Co.:
6.8% 11/1/03	B2		2,000	1,960
11.625% 1/15/08	B2		2,560	2,714
St. John Knits International, Inc. 12.5% 7/1/09	B3		6,235	6,609
				11,283
TOTAL NONCONVERTIBLE BONDS				1,970,646
TOTAL CORPORATE BONDS (Cost $2,238,196)				2,039,731
Asset-Backed Securities - 0.0%

Airplanes pass thru trust certificate 10.875% 3/15/19 (Cost $1,122)	B2		1,452	203
Commercial Mortgage Securities - 1.4%
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (e)	Value (Note 1) (000s)
CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 5.0205% 9/15/03 (i)(j)	Ba2		$ 4,000	$ 3,903
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0921% 4/29/39 (i)(j)	-		9,200	7,295
First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-C4 Class G, 6.5% 12/15/31 (i)	BB+		4,040	3,189
Morgan Stanley Capital I, Inc.:
Series 1998-HF1 Class F, 7.18% 12/15/09 (i)	BB+		2,000	1,855
Series 1998-HF2 Class F, 6.01% 11/15/30 (i)	-		6,980	6,116
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3146% 11/18/31 (i)(j)	Ba1		3,000	2,584
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (i)	BB		4,500	3,606
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (i)	BB+		4,347	3,119
Nomura Depositor Trust Series 1998-ST1A Class B1A, 4.61% 1/15/03 (i)(j)	-		4,368	4,307
Structured Asset Securities Corp. Series 1995-C1 Class F, 7.375% 9/25/24 (i)	-		5,344	5,324
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $39,832)				41,298
Common Stocks - 8.2%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	290	0
Cable TV - 4.5%
EchoStar Communications Corp. Class A (a)	4,847,779	131,846
Pegasus Communications Corp. Class A (a)	1,979,326	4,097
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	7,450	0
		135,943
Containers - 0.3%
Owens-Illinois, Inc. (a)	599,400	9,602
Trivest 1992 Special Fund Ltd. (k)	11,400,000	228
		9,830
Diversified Financial Services - 0.2%
Delta Financial Corp. (a)	800	1
Delta Financial Corp. warrants 12/21/10 (a)	143,387	1
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Diversified Financial Services - continued
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	13,527	$ 5,167
Delta Funding Residual Management, Inc. (a)	13,527	0
		5,169
Entertainment/Film - 0.0%
AMC Entertainment, Inc. (a)	37,000	537
Food and Drug Retail - 1.8%
Pathmark Stores, Inc. (a)(h)	2,485,824	55,434
Healthcare - 0.0%
National Vision, Inc. (a)(h)	264,733	265
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (k)	79,800	0
Class B (k)	19,817	0
		0
Insurance - 0.6%
American Financial Group, Inc., Ohio	546,200	16,217
Super Retail - 0.0%
Merry-Go-Round Enterprises, Inc. (a)	1,258,700	0
Technology - 0.1%
Micron Technology, Inc. (a)	100,000	2,370
Telecommunications - 0.3%
Focal Communications Corp. (a)(h)	1,067,225	6,040
Focal Communications Corp. warrants 12/14/07 (a)	251,859	0
Leap Wireless International, Inc.:
warrants 4/15/10 (CV ratio 2.5) (a)(i)	10,900	4
warrants 4/15/10 (CV ratio 5.1) (a)(i)	11,475	5
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	10,000	4
warrants 1/15/07 (CV ratio .6) (a)	5,000	2
Loral Space & Communications Ltd. warrants 12/26/06 (a)	71,225	57
McCaw International Ltd. warrants 4/16/07 (a)(i)	55,220	0
Motient Corp. warrants 4/1/08 (a)	3,800	0
Nextel Communications, Inc. Class A (a)	500,000	2,755
		8,867
Textiles & Apparel - 0.4%
Arena Brands Holdings Corp. Class B	659,302	12,692
TOTAL COMMON STOCKS (Cost $468,547)		247,324
Preferred Stocks - 6.0%
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - 0.1%
Diversified Financial Services - 0.1%
Capital One Financial Corp. $3.125	100,000	$ 4,760
Nonconvertible Preferred Stocks - 5.9%
Banks and Thrifts - 0.0%
Associates First Capital Corp. (residual value obligation)	531,600	5
Broadcasting - 0.4%
Granite Broadcasting Corp. $127.50 pay-in-kind	23,591	12,975
Cable TV - 2.5%
CSC Holdings, Inc.:
Series H, $11.75	22,175	2,107
Series M, $11.125	787,956	74,068
NTL, Inc. Series B, $130.00 pay-in-kind	8,630	173
		76,348
Diversified Financial Services - 0.7%
American Annuity Group Capital Trust I $2.3125	72,565	1,846
American Annuity Group Capital Trust II $88.75	18,557	17,462
Delta Financial Corp. Series A, $10.00	13,527	0
		19,308
Homebuilding/Real Estate - 0.2%
Swerdlow Real Estate Group, Inc.:
junior (k)	19,817	0
mezzanine (k)	79,800	0
senior (k)	79,800	6,648
		6,648
Technology - 0.3%
Ampex Corp. 8% non-cumulative	5,028	7,844
Telecommunications - 1.8%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	16,699	8,016
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	125,978	47,242
XO Communications, Inc. $7.00 pay-in-kind	308,191	3
		55,261
TOTAL NONCONVERTIBLE PREFERRED STOCKS		178,389
TOTAL PREFERRED STOCKS (Cost $297,904)		183,149
Floating Rate Loans - 4.0%
Moody's Ratings (unaudited) (b)		Principal Amount (000s) (e)	Value (Note 1) (000s)
Automotive - 0.5%
Aftermarket Technology Corp. Tranche B term loan 4.87% 2/8/12 (j)	-	$ 1,158	$ 1,158
Federal-Mogul Financing Trust Tranche B term loan 4.34% 2/24/05 (j)	D	6,985	4,750
Hayes Lemmerz International, Inc. term loan 8.75% 12/15/05 (j)	-	4,988	4,439
Tenneco Automotive, Inc.:
Tranche B term loan 5.88% 12/30/07 (j)	B2	2,481	2,357
Tranche C term loan 6.13% 6/30/08 (j)	B2	2,481	2,357
			15,061
Cable TV - 0.1%
United Pan-Europe Communications NV Tranche C term loan 9.1937% 3/31/09 (j)	-	5,000	4,150
Capital Goods - 0.6%
Acterna LLC Tranche B term loan 6.0475% 9/30/07 (j)	-	3,277	2,376
Blount, Inc. Tranche B term loan 6.4297% 6/30/06 (j)	B1	4,735	4,706
Thermadyne Manufacturing LLC:
Tranche B term loan 4.84% 5/22/05 (j)	-	5,854	5,151
Tranche C term loan 5.09% 5/22/06 (j)	-	5,854	5,151
			17,384
Chemicals - 0.3%
Huntsman Corp.:
Tranche B term loan 7.125% 6/30/04 (j)	-	3,350	2,881
Tranche C term loan 7.375% 12/31/05 (j)	-	4,050	3,443
Lyondell Chemical Co. sr. secured Tranche E term loan 6.2832% 5/17/06 (j)	Ba3	2,308	2,331
			8,655
Electric Utilities - 0.1%
Michigan Electric Transmission Co. LLC term loan 6.25% 5/30/07 (j)	Ba2	1,900	1,919
Energy - 0.2%
Ocean Rig Norway AS Tranche A term loan 6.6513% 6/1/08 (j)	CCC	8,250	7,013
Entertainment/Film - 0.2%
Regal Cinemas, Inc. Tranche B term loan 5.5% 12/31/07 (j)	B1	6,764	6,832
Hotels - 0.1%
Wyndham International, Inc. term loan 6.625% 6/30/06 (j)	-	4,000	3,900
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s) (e)	Value (Note 1) (000s)
Super Retail - 0.0%
Merry-Go-Round Enterprises, Inc. trade claim (d)	-	$ 7,996	$ 0
Merry-Go-Round Enterprises, Inc. term loan (d)	-	4,129	0
			0
Technology - 0.0%
Semiconductor Components Industries LLC Tranche C term loan 6.0625% 8/4/07 (j)	B1	1,237	1,169
Telecommunications - 1.8%
Level 3 Communications, Inc.:
Tranche A term loan 4.6175% 9/30/07 (j)	Caa3	3,000	2,070
Tranche B term loan 5.65% 1/15/08 (j)	Caa1	11,750	8,108
Tranche C term loan 5.96% 1/30/08 (j)	-	17,000	11,730
McLeodUSA, Inc. Tranche B term loan 6.23% 5/30/08 (j)	Caa2	4,647	3,160
NEXTLINK Communications, Inc.:
Tranche A term loan 6.5% 12/31/06 (j)	Caa3	6,310	4,291
Tranche B term loan 7% 6/30/07 (j)	Caa3	16,860	11,465
RCN Corp. Tranche B term loan 6.0625% 6/3/07 (j)	Caa1	7,000	5,670
SpectraSite Communications, Inc. Tranche B term loan 5.95% 12/31/07 (j)	B2	8,300	7,387
			53,881
Textiles & Apparel - 0.1%
Warnaco Group, Inc. term loan 8/12/02 (j)	-	5,000	1,400
TOTAL FLOATING RATE LOANS (Cost $121,287)			121,364
Commercial Paper - 1.1%

Pacific Gas & Electric Co.:
1/23/01 (d)	10,000	10,500
1/29/01 (d)	21,706	22,791
TOTAL COMMERCIAL PAPER (Cost $33,450)		33,291
Money Market Funds - 11.9%
	Shares
Fidelity Cash Central Fund, 1.85% (c) (Cost $362,124)	362,123,534	362,124
Cash Equivalents - 0.3%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.7%, dated 4/30/02 due 5/1/02 (Cost $9,014)	$ 9,014	$ 9,014
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $3,571,476)		3,037,498
NET OTHER ASSETS - (0.1)%		(2,442)
NET ASSETS - 100%		$ 3,035,056
Currency Abbreviations
CHF	-	Swiss franc
Legend
(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser.

(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h) Affiliated company

(i) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $387,437,000 or 12.8% of net assets.

(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Broadlane, Inc. 6% 3/31/03	7/9/01	$ 10,533
Merry-Go-Round Enterprises, Inc. 7.09% 9/1/03	3/21/94	$ 6,450
Merry-Go-Round Enterprises, Inc. 0% 5/16/97	3/1/94 - 3/24/94	$ 7,680
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 3,096
Swerdlow Real Estate Group, Inc.: Class A	1/15/99	$ 11
Class B	1/15/99	$ 3
junior	1/15/99	$ 3
mezzanine	1/15/99	$ 79
senior	1/15/99	$ 7,619
Trivest 1992 Special Fund Ltd.	7/2/92	$ -
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.1%	AAA, AA, A	1.4%
Baa	4.5%	BBB	7.6%
Ba	22.1%	BB	18.0%
B	26.3%	B	22.4%
Caa	9.4%	CCC	12.5%
Ca, C	4.4%	CC, C	2.2%
		D	2.3%
The percentage not rated by Moody's or S&P amounted to 3.2%. FMR has determined that unrated debt securities that are lower quality account for 3.2% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $3,463,048,000 and $3,001,640,000, respectively, of which long-term U.S. government and government agency obligations aggregated $113,645,000 and $111,649,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,511,000 or 0.7% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $23,445,000. The weighted average interest rate was 2.06%. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $121,364,000 or 4.0% of net assets.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $3,551,085,000. Net unrealized depreciation aggregated $513,587,000, of which $107,063,000 related to appreciated investment securities and $620,650,000 related to depreciated investment securities.

At April 30, 2002, the fund had a capital loss carryforward of approximately $560,193,000 of which $109,257,000 and $450,936,000 will expire on April 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending April 30, 2003 approximately $173,255,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2002
Assets
Investment in securities, at value (including securities loaned of $3,761 and repurchase agreements of $9,014)(cost $3,571,476) - See accompanying schedule		$ 3,037,498
Cash		1,272
Receivable for investments sold		54,092
Receivable for fund shares sold		4,370
Dividends receivable		522
Interest receivable		49,347
Redemption fees receivable		2
Other receivables		4,498
Total assets		3,151,601
Liabilities
Payable for investments purchased	$ 106,999
Payable for fund shares redeemed	2,019
Distributions payable	1,565
Accrued management fee	1,451
Other payables and accrued expenses	610
Collateral on securities loaned, at value	3,901
Total liabilities		116,545
Net Assets		$ 3,035,056
Net Assets consist of:
Paid in capital		$ 4,212,764
Undistributed net investment income		89,072
Accumulated undistributed net realized gain (loss) on investments		(732,804)
Net unrealized appreciation (depreciation) on investments		(533,976)
Net Assets, for 453,412 shares outstanding		$ 3,035,056
Net Asset Value, offering price and redemption price per share ($3,035,056 ÷ 453,412 shares)		$ 6.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income
Dividends		$ 23,495
Interest		251,189
Security lending		410
Total income		275,094
Expenses
Management fee	$ 17,112
Transfer agent fees	5,667
Accounting and security lending fees	773
Non-interested trustees' compensation	7
Custodian fees and expenses	82
Registration fees	151
Audit	131
Legal	24
Interest	3
Miscellaneous	119
Total expenses before reductions	24,069
Expense reductions	(103)	23,966
Net investment income (loss)		251,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities (including realized gain (loss) of $6,968 on sales of investments in affiliated issuers)		(421,277)
Change in net unrealized appreciation (depreciation) on investment securities		4,723
Net gain (loss)		(416,554)
Net increase (decrease) in net assets resulting from operations		$ (165,426)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 251,128	$ 290,908
Net realized gain (loss)	(421,277)	(351,711)
Change in net unrealized appreciation (depreciation)	4,723	(260,236)
Net increase (decrease) in net assets resulting from operations	(165,426)	(321,039)
Distributions to shareholders from net investment income	(230,785)	(254,411)
Share transactions Net proceeds from sales of shares	901,192	1,228,185
Reinvestment of distributions	206,872	223,425
Cost of shares redeemed	(788,930)	(946,818)
Net increase (decrease) in net assets resulting from share transactions	319,134	504,792
Redemption fees	1,330	2,670
Total increase (decrease) in net assets	(75,747)	(67,988)
Net Assets
Beginning of period	3,110,803	3,178,791
End of period (including undistributed net investment income of $89,072 and undistributed net investment income of $93,189, respectively)	$ 3,035,056	$ 3,110,803
Other Information Shares
Sold	129,464	146,891
Issued in reinvestment of distributions	29,897	26,915
Redeemed	(113,903)	(113,788)
Net increase (decrease)	45,458	60,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 7.630	$ 9.140	$ 10.290	$ 10.680	$ 9.280
Income from Investment Operations
Net investment income (loss)B	.592D	.781	.872	.863	.721
Net realized and unrealized gain (loss)	(.990)D	(1.612)	(.799)	(.024)	1.385
Total from investment operations	(.398)	(.831)	.073	.839	2.106
Distributions from net investment income	(.545)	(.686)	(.743)	(.974)	(.710)
Distributions from net realized gain	-	-	(.487)	(.260)	-
Total distributions	(.545)	(.686)	(1.230)	(1.234)	(.710)
Redemption fees added to paid in capital B	.003	.007	.007	.005	.004
Net asset value, end of period	$ 6.690	$ 7.630	$ 9.140	$ 10.290	$ 10.680
Total Return A	(5.16)%	(9.37)%	.94%	9.34%	23.59%
Ratios to Average Net AssetsC
Expenses before expense reductions	.81%	.79%	.83%	.82%	.83%
Expenses net of voluntary waivers, if any	.81%	.79%	.83%	.82%	.83%
Expenses net of all reductions	.81%	.78%	.82%	.81%	.82%
Net investment income (loss)	8.48%D	9.32%	9.09%	8.84%	7.23%
Supplemental Data
Net assets, end of period (in millions)	$ 3,035	$ 3,111	$ 3,179	$ 2,589	$ 2,356
Portfolio turnover rate	125%	82%	88%	125%	179%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.074 and decrease net realized and unrealized gain (loss) per share by $.074. Without this change the ratio of net investment income to average net assets would have been 7.42%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity Capital & Income Fund (the fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid price in the principal market (sales price if the principal market is an exchange) in which such securities are normally traded, as determined by recognized dealers in such securities or by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. Equity securities for which market quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of April 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 19,014,000
Capital loss carryforwards	$ 560,193,000

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 230,785,000

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 270 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in an $18,880,000 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on May 1, 2001.

The effect of this change during the period, was to increase net investment income by $31,270,000; decrease net unrealized appreciation/depreciation by $12,819,000; and decrease net realized gain (loss) by $18,451,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,506,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $67,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $24,000 and $12,000, respectively.

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Focal Communications Corp.	$ 4,685	$ 98	$ -	$ 6,040
National Vision, Inc.	-	19	-	265
Pathmark Stores, Inc.	3,133	26,614	-	55,434
TOTALS	$ 7,818	$ 26,731	$ -	$ 61,739

10. Other Information.

At the end of the period, the Fidelity Freedom Funds, managed by Strategic Advisers, Inc., an affiliate of FMR, were record owners, in the aggregate, of approximately 23% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 14, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1977

President of Capital & Income Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Capital & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of Capital & Income Fund. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

David L. Glancy (41)

Year of Election or Appointment: 1996

Vice President of Capital & Income Fund. Mr. Glancy also is Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Glancy managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Capital & Income Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Capital & Income Fund. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Capital & Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Capital & Income Fund. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Capital & Income Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 0.77% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CAI-ANN-0602 187001
1.703159.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Investment Grade Bond

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Investment Grade Bond	7.61%	41.05%	101.98%
LB Aggregate Bond	7.84%	44.66%	106.29%
Intermediate Investment Grade Debt Funds Average	6.52%	37.73%	94.12%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 340 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Investment Grade Bond	7.61%	7.12%	7.28%
LB Aggregate Bond	7.84%	7.66%	7.51%
Intermediate Investment Grade Debt Funds Average	6.52%	6.60%	6.83%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Investment Grade Bond Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $20,198 - a 101.98% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,629 - a 106.29% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended April 30,
	2002	2001	2000	1999	1998
Dividend returns	5.38%	6.85%	6.09%	5.85%	6.55%
Capital returns	2.23%	4.66%	-5.38%	-0.27%	3.99%
Total returns	7.61%	11.51%	0.71%	5.58%	10.54%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.95¢	17.77¢	37.75¢
Annualized dividend rate	4.91%	4.88%	5.15%
30-day annualized yield	4.90%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $7.31 over the past one month, $7.35 over the past six months and $7.33 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For the 12-month period that ended April 30, 2002, nearly all major investment-grade bond indexes - from spread sector benchmarks to government bond performance measures - recorded similar gains. In fact, of the five benchmarks to be addressed, less than one percentage point separated the top and bottom performers. Overall during the past year, the taxable-bond market advanced 7.84%, as measured by the Lehman Brothers® Aggregate Bond Index. Within the aggregate, mortgage securities offered the highest return, based on the 8.25% gain of the Lehman Brothers Mortgage-Backed Securities Index. At the other end of the spectrum, the Lehman Brothers Treasury Bond Index's return of 7.29% only marginally trailed mortgage bond performance. In between, the Lehman Brothers U.S. Agency and Credit Bond indexes were up 7.89% and 7.45%, respectively. In general, bonds performed better in the first half of the period than in the second. Early on, fixed-income securities offered relative stability amid the equity market turmoil, plunging economy and, later, the shock of the 9/11 tragedy. But shortly after that event, the economic outlook began to brighten, stocks rebounded - albeit sporadically - and the Federal Reserve Board switched out of its easing mode. In response, bonds gave up some of their gains in the latter half of the one-year period.

(Portfolio Manager photograph)
An interview with Kevin Grant, Portfolio Manager of Fidelity Investment Grade Bond Fund

Q. How did the fund perform, Kevin?

A. For the 12 months that ended April 30, 2002, the fund returned 7.61%, surpassing the intermediate investment grade debt funds average tracked by Lipper Inc., which returned 6.52%. The Lehman Brothers Aggregate Bond Index returned 7.84% during the same time frame.

Q. What set the backdrop for performance during the past year?

A. It was a challenging period for bonds, as investors grappled with high levels of volatility in the markets fueled by several factors, including an uncertain economic outlook, the Federal Reserve Board's stance on interest rates, heightened credit risk and unique supply/demand conditions. Maintaining the fund's long-standing emphasis on the spread sectors - particularly mortgage securities and corporate bonds - at the expense of weaker-performing Treasury issues paid off relative to the index as investors gravitated to these higher-yielding securities during the period. Favorable security selection and yield curve positioning within these groups also aided returns.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What can you tell us about your positioning in mortgages?

A. Mortgage securities - which represent the largest component of the investment-grade universe - led all other major sectors of the bond market during the period. While we were rewarded for overweighting the sector relative to the index, we also benefited from owning the right bonds. As mortgage rates declined during the late summer/early fall and prepayment risk was becoming a real issue, I increased our exposure to mortgage securities, which had cheapened considerably and offered substantially higher yields than Treasuries. Within the position, I focused on securities that were less susceptible to being prepaid, including newly issued current-coupon mortgages, and avoided bonds trading at a premium - or above par - which were most vulnerable. This strategy paid off, as the market experienced a massive wave of mortgage refinancing and mortgage security prepayment in early November - where mortgages got prepaid at par, or face value - which really hurt those investors holding premium bonds. Since then, prepayments have slowed sharply in response to higher mortgage rates, making mortgage securities more attractive as cash flows became more predictable. Dwindling supply and continued strong demand from institutional investors, coupled with the cheapness of the current-coupon and discount bonds we owned, further benefited fund performance. While our overall position in mortgage securities came down a bit as we sold some holdings and took some profits, we remained overweighted relative to the index at the end of the period.

Q. What about your corporate bond strategy?

A. Corporate bonds performed well despite higher-than-average volatility and growing concerns about accounting and financial reporting standards prompted by the collapse of Enron. Diversification remained a key element in our success, particularly versus our Lipper peers. Several companies during the period failed to maintain their investment-grade quality because they were running their balance sheets too aggressively in the face of an economic downturn. Good credit analysis helped us completely avoid prominent issuers in the index that experienced sudden, severe financial stress. Having a highly diversified portfolio also proved critical in preventing a handful of troubled securities from overwhelming the strong performance achieved in the rest of the fund. Holding smaller positions in a larger number of securities helped reduce our risk exposure and limit our downside relative to the index and many of our competitors. In terms of individual sectors, financials remained a big positive for us, particularly U.S. and European banks, which benefited from solid balance sheets, high quality of assets and scant credit problems. We also picked up several attractively priced and economically sensitive consumer cyclical, energy, paper and transportation issues during the fourth quarter that recovered nicely early in 2002 with the economy on the mend.

Q. What's your outlook?

A. I believe the Fed will tighten interest rates, but it's still unclear to me as to when and how aggressively it will move. Much of the expected tightening for 2002, however, already appears priced into the market, which could mean a more stable environment for bonds going forward. That said, I feel I should continue to emphasize mortgages and corporates based on their superior return potential relative to government bonds. While corporates remain the most attractive sector on a valuation basis, I expect diversification and issue selection to continue to drive fund results in the coming months.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income

Fund number: 026

Trading symbol: FBNDX

Start date: July 15, 1971

Size: as of April 30, 2002, more than $4.0 billion

Manager: Kevin Grant, since 1997; manager, several Fidelity investment-grade taxable bond funds; joined Fidelity in 1993

3

Kevin Grant expands on his near-term outlook for bonds:

"With the economy in recovery mode, the bond market has moved ahead of the Fed by anticipating and pricing in higher interest rates, as reflected in the current steepness of the Treasury yield curve. Therefore, when the Fed does decide to shift into tightening mode, I expect bond yields to remain quite stable given the likely benign inflationary backdrop. That means we're probably in for a period of lower volatility in bonds than we've had for many years, which is ideal for fixed-income investors. A more stable rate environment is positive for corporate and mortgage securities, whose yield spreads relative to Treasuries are expected to narrow further as economic recovery takes hold and companies return to profitability. Corporate America is on a mission to repair its balance sheets, which also should aid corporates, while mortgages should continue to benefit from reduced prepayment risk in a market where nearly all bonds are trading at a discount. The good news for bondholders is that Treasuries now represent an even smaller share - around 22% - of the overall investment-grade market. So, even if Treasury yields were to stay put or rise slightly, the other sectors still have plenty of room to produce decent total returns. That argues for investing in a broadly diversified fund such as Fidelity Investment Grade Bond that has access to all of these markets."

Annual Report

Investment Changes

Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	55.7	51.4
Aa	3.6	5.1
A	14.1	12.8
Baa	14.7	17.9
Ba and Below	0.4	0.4
Not Rated	0.0	0.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of April 30, 2002
6 months ago
Years	6.6	7.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	4.5	4.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002*		As of October 31, 2001**
	Corporate Bonds 29.5%		Corporate Bonds 34.2%
	U.S. Government and Government Agency Obligations 58.5%		U.S. Government and Government Agency Obligations 52.6%
	Asset-Backed Securities 5.5%		Asset-Backed Securities 4.6%
	CMOs and Other Mortgage Related Securities 3.4%		CMOs and Other Mortgage Related Securities 3.4%
	Other Investments 1.8%		Other Investments 2.1%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 3.1%
* Foreign investments	7.7%	** Foreign investments	8.6%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.2%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 2.4%
Media - 2.4%
AOL Time Warner, Inc. 6.875% 5/1/12	Baa1	$ 6,060	$ 5,748
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	10,750	10,897
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	4,050	4,227
Comcast Cable Communications, Inc. 6.875% 6/15/09	Baa2	6,275	6,122
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	3,190	3,360
Cox Communications, Inc. 7.75% 11/1/10	Baa2	9,500	9,635
News America Holdings, Inc.:
7.75% 1/20/24	Baa3	10,850	10,571
8% 10/17/16	Baa3	1,000	1,053
TCI Communications, Inc. 9.8% 2/1/12	Baa2	4,615	5,260
Time Warner Entertainment Co. LP:
8.375% 3/15/23	Baa1	4,555	4,613
8.375% 7/15/33	Baa1	28,015	28,087
9.625% 5/1/02	Baa1	8,000	8,000
			97,573
CONSUMER STAPLES - 1.0%
Food Products - 0.1%
Dole Food Co., Inc. 7.25% 5/1/09 (c)	Ba1	4,035	4,015
Household Products - 0.1%
Fort James Corp. 6.5% 9/15/02	Baa3	6,000	5,962
Tobacco - 0.8%
Philip Morris Companies, Inc. 7% 7/15/05	A2	4,900	5,176
RJ Reynolds Tobacco Holdings, Inc.:
7.375% 5/15/03	Baa2	22,860	23,555
7.75% 5/15/06	Baa2	4,025	4,266
			32,997
TOTAL CONSUMER STAPLES			42,974
ENERGY - 0.7%
Oil & Gas - 0.7%
Devon Energy Corp. 7.95% 4/15/32	Baa2	8,790	9,312
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	8,000	8,483
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Oryx Energy Co. 8.125% 10/15/05	Baa2	$ 4,285	$ 4,648
Valero Energy Corp. 6.875% 4/15/12	Baa2	4,685	4,759
			27,202
FINANCIALS - 14.8%
Banks - 3.7%
Bank of Montreal 6.1% 9/15/05	A1	4,000	4,104
Bank One Corp. 7.875% 8/1/10	A1	4,695	5,206
Bank One NA, Chicago 5.5% 3/26/07	Aa2	6,875	6,946
BankBoston Corp. 6.625% 2/1/04	A2	1,200	1,252
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	3,785	4,273
Capital One Bank 6.375% 2/15/03	Baa2	4,550	4,564
First Tennessee National Corp. 6.75% 11/15/05	A3	1,650	1,735
First Union Corp. 7.55% 8/18/05	A1	4,525	4,890
First Union National Bank, North Carolina 7.8% 8/18/10	A1	10,000	11,074
Fleet Financial Group, Inc. 7.125% 4/15/06	A2	2,800	2,958
FleetBoston Financial Corp. 7.25% 9/15/05	A1	12,790	13,760
H.F. Ahmanson & Co. 7.875% 9/1/04	Baa1	2,600	2,765
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	750	779
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	1,780	1,780
Korea Development Bank:
6.625% 11/21/03	A3	4,975	5,186
7.125% 4/22/04	A3	3,070	3,237
7.375% 9/17/04	A3	3,985	4,246
Landesbank Baden-Wurttemberg 6.35% 4/1/12	Aaa	3,800	3,877
MBNA Corp.:
6.34% 6/2/03	Baa2	1,800	1,833
6.875% 11/15/02	Baa2	8,300	8,489
7.5% 3/15/12	Baa2	7,730	7,989
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	4,000	4,171
National Westminster Bank PLC yankee 7.375% 10/1/09	Aa2	2,935	3,211
PNC Funding Corp. 5.75% 8/1/06	A2	5,325	5,398
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	5,065	5,253
7.816% 11/29/49	A1	1,020	1,088
8.817% 3/31/49	A1	4,095	4,431
9.118% 3/31/49	A1	2,970	3,424
Union Planters Corp. 6.75% 11/1/05	A3	3,000	3,131
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Washington Mutual Bank 6.875% 6/15/11	A3	$ 4,900	$ 5,056
Washington Mutual, Inc. 5.625% 1/15/07	A3	7,240	7,242
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	2,900	3,181
Zions Bancorp 8.625% 10/15/02	Baa1	5,000	5,135
			151,664
Diversified Financials - 9.1%
American Gen. Finance Corp. 5.875% 7/14/06	A1	16,500	16,753
Amvescap PLC 6.6% 5/15/05	A2	12,290	12,857
Associates Corp. of North America 6% 7/15/05	Aa1	9,500	9,952
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,490	5,124
CIT Group, Inc.:
5.5% 2/15/04	A2	2,240	2,174
7.75% 4/2/12	A2	5,490	5,436
Citigroup, Inc. 7.25% 10/1/10	Aa2	9,900	10,614
Conoco Funding Co. 6.35% 10/15/11	Baa1	6,125	6,194
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	5,610	5,717
5.25% 6/15/04	A3	2,845	2,895
5.5% 8/1/06	A3	5,900	5,913
6.85% 6/15/04	A3	1,370	1,442
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	Aa3	5,900	6,000
6.5% 1/15/12	Aa3	4,000	3,959
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	1,250	1,256
Delta Air Lines, Inc. pass thru trust certificate 7.57% 11/18/10	A3	1,105	1,163
Devon Financing Corp. ULC:
6.875% 9/30/11	Baa2	6,010	6,087
7.875% 9/30/31	Baa2	6,000	6,306
Ford Motor Credit Co.:
6.5% 1/25/07	A3	7,190	7,143
6.875% 2/1/06	A3	16,700	16,917
7.25% 10/25/11	A3	7,855	7,826
7.375% 10/28/09	A3	8,900	8,982
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	6,410	6,612
6.75% 1/15/06	A2	9,090	9,390
6.875% 9/15/11	A2	4,660	4,660
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
General Motors Acceptance Corp.: - continued
7.5% 7/15/05	A2	$ 3,000	$ 3,187
7.75% 1/19/10	A2	4,600	4,873
Goldman Sachs Group, Inc. 6.6% 1/15/12	A1	4,370	4,343
Household Finance Corp. 8% 5/9/05	A2	2,180	2,337
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	5,300	6,205
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	15,850	17,556
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	6,300	6,255
6.75% 2/1/11	A1	17,755	17,984
Mellon Funding Corp. 7.5% 6/15/05	A1	2,150	2,346
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	8,700	8,962
Morgan Stanley Dean Witter & Co. 6.6% 4/1/12	Aa3	10,455	10,450
Newcourt Credit Group, Inc. 6.875% 2/16/05	A2	4,330	4,394
NiSource Finance Corp.:
7.625% 11/15/05	Baa3	6,400	6,428
7.875% 11/15/10	Baa3	7,485	7,569
Popular North America, Inc. 6.125% 10/15/06	A3	7,950	7,914
Powergen US Funding LLC 4.5% 10/15/04	Baa1	3,030	3,025
Qwest Capital Funding, Inc.:
5.875% 8/3/04	Baa3	3,195	2,635
7.75% 8/15/06	Baa3	11,285	8,747
Sears Roebuck Acceptance Corp. 6.7% 4/15/12	A3	7,600	7,671
Sprint Capital Corp.:
5.875% 5/1/04	Baa2	4,405	4,187
6.875% 11/15/28	Baa2	20,510	15,899
7.125% 1/30/06	Baa2	4,800	4,694
8.375% 3/15/12 (c)	Baa2	4,060	3,997
8.75% 3/15/32 (c)	Baa2	6,725	6,414
TCI Communications Financing III 9.65% 3/31/27	A3	4,500	4,897
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	2,445	2,503
TXU Eastern Funding:
6.15% 5/15/02	Baa1	10,400	10,411
6.75% 5/15/09	Baa1	3,980	3,909
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	5,400	6,065
			367,229
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 0.4%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	$ 7,500	$ 7,835
MetLife, Inc. 6.125% 12/1/11	A1	5,275	5,264
St. Paul Companies, Inc. 5.75% 3/15/07	A2	3,055	3,089
			16,188
Real Estate - 1.6%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	4,005	4,123
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	2,490	2,554
Duke Realty LP 7.3% 6/30/03	Baa1	4,000	4,155
EOP Operating LP:
6.5% 1/15/04	Baa1	4,070	4,192
6.625% 2/15/05	Baa1	15,250	15,798
6.75% 2/15/08	Baa1	5,560	5,683
7.75% 11/15/07	Baa1	3,220	3,444
ERP Operating LP 7.1% 6/23/04	Baa1	4,000	4,191
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	10,000	10,482
ProLogis Trust 6.7% 4/15/04	Baa1	1,715	1,771
Regency Centers LP 6.75% 1/15/12	Baa2	7,380	7,393
			63,786
TOTAL FINANCIALS			598,867
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.3%
Raytheon Co.:
5.7% 11/1/03	Baa3	4,800	4,895
7.9% 3/1/03	Baa3	5,940	6,116
			11,011
Machinery - 0.3%
Tyco International Group SA:
6.875% 1/15/29	Baa2	4,000	2,976
yankee 6.75% 2/15/11	Baa2	10,675	8,599
			11,575
Road & Rail - 0.8%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	10,000	10,321
CSX Corp.:
6.75% 3/15/11	Baa2	9,000	9,178
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
CSX Corp.: - continued
7.95% 5/1/27	Baa2	$ 4,000	$ 4,422
Norfolk Southern Corp. 7.25% 2/15/31	Baa1	9,800	9,971
			33,892
TOTAL INDUSTRIALS			56,478
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Motorola, Inc. 8% 11/1/11	A3	8,035	8,033
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	8,100	8,163
Internet Software & Services - 0.2%
Qwest Corp. 8.875% 3/15/12 (c)	Baa2	8,265	8,043
TOTAL INFORMATION TECHNOLOGY			24,239
MATERIALS - 0.3%
Paper & Forest Products - 0.3%
Weyerhaeuser Co.:
6.125% 3/15/07 (c)	Baa2	6,200	6,270
7.375% 3/15/32 (c)	Baa2	5,000	5,058
			11,328
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 2.7%
AT&T Corp.:
6.5% 3/15/29	A3	19,835	15,004
7.3% 11/15/11 (c)	A3	3,740	3,429
British Telecommunications PLC:
8.375% 12/15/10	Baa1	9,900	10,840
8.875% 12/15/30	Baa1	8,165	9,218
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	A2	2,900	3,171
8.125% 6/15/09 (c)	A2	11,000	12,030
Citizens Communications Co. 8.5% 5/15/06	Baa2	5,455	5,721
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	7,000	7,196
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	5,395	5,440
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	11,600	12,282
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (h)	C	$ 11,404	$ 1,140
7.7% 7/20/29 (h)	C	2,863	258
TELUS Corp. 7.5% 6/1/07	Baa2	14,590	14,841
Verizon New York, Inc. 6.875% 4/1/12	A1	8,735	8,600
			109,170
Wireless Telecommunication Services - 0.9%
AT&T Wireless Services, Inc.:
7.875% 3/1/11	Baa2	5,000	4,885
8.75% 3/1/31	Baa2	11,805	11,563
Cingular Wireless LLC:
5.625% 12/15/06 (c)	A3	10,000	9,695
6.5% 12/15/11 (c)	A3	7,460	7,105
7.125% 12/15/31 (c)	A3	6,000	5,531
			38,779
TOTAL TELECOMMUNICATION SERVICES			147,949
UTILITIES - 3.4%
Electric Utilities - 2.2%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (c)	Baa2	3,040	3,134
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	7,200	6,990
7.05% 12/11/07 (c)	Baa2	8,000	8,034
Constellation Energy Group, Inc.:
6.35% 4/1/07	Baa1	6,915	7,015
7% 4/1/12	Baa1	4,485	4,561
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A3	8,000	8,011
FirstEnergy Corp.:
5.5% 11/15/06	Baa2	6,560	6,279
6.45% 11/15/11	Baa2	5,600	5,290
Hydro-Quebec 6.3% 5/11/11	A1	22,500	23,118
Illinois Power Co. 7.5% 6/15/09	Baa2	5,000	5,048
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	6,540	5,728
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	$ 3,000	$ 3,040
Texas Utilities Co. 6.375% 1/1/08	Baa3	1,010	1,001
			87,249
Gas Utilities - 0.8%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	1,535	1,564
El Paso Energy Corp. 7.75% 1/15/32	Baa2	320	320
KeySpan Corp.:
7.25% 11/15/05	A3	4,390	4,703
7.625% 11/15/10	A3	3,240	3,533
Kinder Morgan Energy Partners LP 7.125% 3/15/12	Baa1	4,420	4,576
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	6,400	6,622
Sempra Energy 7.95% 3/1/10	A2	2,115	2,217
Tennessee Gas Pipeline Co. 7.625% 4/1/37	Baa1	4,100	4,054
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	4,480	4,768
			32,357
Multi-Utilities & Unreg. Pwr - 0.4%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	11,065	10,724
7.5% 1/15/31	Baa2	2,780	2,530
8.125% 3/15/12 (c)	Baa2	3,800	3,886
			17,140
TOTAL UTILITIES			136,746
TOTAL NONCONVERTIBLE BONDS (Cost $1,148,229)			1,143,356
U.S. Government and Government Agency Obligations - 20.5%

U.S. Government Agency Obligations - 5.4%
Fannie Mae:
4% 11/17/06	Aaa	24,000	23,137
5.25% 6/15/06	Aaa	8,975	9,186
5.5% 5/2/06	Aa2	11,250	11,483
6% 1/18/12	Aaa	25,500	25,834
6.25% 2/1/11	Aa2	4,355	4,448
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
7.125% 6/15/10	Aaa	$ 7,810	$ 8,587
7.25% 1/15/10	Aaa	20,750	23,063
7.25% 5/15/30	Aaa	16,650	18,715
Federal Home Loan Bank 7.25% 5/15/03	Aaa	12,140	12,695
Financing Corp. - coupon STRIPS 0% 3/7/05	Aaa	11,375	10,053
Freddie Mac:
5.875% 3/21/11	Aa2	24,670	24,547
6.25% 7/15/32	Aaa	14,073	13,976
6.75% 3/15/31	Aaa	33,311	35,350
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			221,074
U.S. Treasury Obligations - 15.1%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	42,557	44,834
6.25% 5/15/30	Aaa	603	648
6.375% 8/15/27	Aaa	9,680	10,472
9.875% 11/15/15	Aaa	6,825	9,643
11.25% 2/15/15	Aaa	49,590	75,923
U.S. Treasury Notes:
3% 2/29/04	Aaa	127,000	126,802
3.5% 11/15/06	Aaa	189,320	182,309
4.75% 11/15/08	Aaa	8,000	7,973
5% 8/15/11	Aaa	111,570	110,725
5.75% 11/15/05	Aaa	10,000	10,548
6.5% 10/15/06	Aaa	8,070	8,750
6.625% 5/15/07	Aaa	20,000	21,859
TOTAL U.S. TREASURY OBLIGATIONS			610,486
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $823,095)			831,560
U.S. Government Agency - Mortgage Securities - 37.9%

Fannie Mae - 27.3%
5.5% 2/1/11 to 4/1/17	Aaa	62,377	62,197
6% 1/1/13 to 4/1/32	Aaa	187,912	186,950
6.5% 1/1/25 to 12/1/31	Aaa	406,839	412,909
6.5% 5/1/32 (d)	Aaa	363,500	367,817
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
7% 7/1/22 to 10/1/28	Aaa	$ 34,106	$ 35,412
7% 5/1/32 (d)	Aaa	5,238	5,403
7.5% 6/1/25 to 8/1/29	Aaa	29,559	31,079
8% 3/1/24 to 11/1/28	Aaa	4,434	4,729
9.5% 1/1/17 to 2/1/25	Aaa	1,148	1,266
12.5% 3/1/13 to 7/1/15	Aaa	20	23
TOTAL FANNIE MAE			1,107,785
Freddie Mac - 0.1%
8.5% 9/1/22 to 9/1/27	Aaa	2,818	3,041
Government National Mortgage Association - 10.5%
6% 10/15/08 to 4/15/31	Aaa	42,249	42,134
6.5% 3/15/26 to 12/15/28	Aaa	22,456	22,864
7% 1/15/26 to 4/15/32	Aaa	335,496	346,867
7.5% 10/15/05 to 8/15/28	Aaa	11,489	12,152
8% 9/15/24 to 10/15/25	Aaa	391	418
8.5% 1/15/31	Aaa	299	320
9% 12/15/19 to 4/15/23	Aaa	34	37
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			424,792
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,513,270)			1,535,618
Asset-Backed Securities - 2.5%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	4,600	4,798
Capital One Master Trust 5.45% 3/16/09	Aaa	11,000	11,234
Chase Manhattan Auto Owner Trust 5.06% 2/15/08	A2	2,180	2,213
Discover Card Master Trust I 5.85% 11/16/04	A2	5,000	5,021
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	4,400	4,518
5.71% 9/15/05	A1	2,495	2,575
Honda Auto Receivables Owner Trust 5.09% 10/18/06	Aaa	4,900	5,008
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	$ 18,000	$ 18,536
MBNA Credit Card Master Note Trust 2.22% 1/15/09 (e)	A2	33,400	33,400
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	7,720	8,253
7.5% 11/15/07	A2	3,950	4,178
TOTAL ASSET-BACKED SECURITIES (Cost $97,456)			99,734
Collateralized Mortgage Obligations - 0.3%

U.S. Government Agency - 0.3%
Freddie Mac REMIC planned amortization class Series 1669 Class H, 6.5% 7/15/23 (Cost $9,787)	Aaa	10,122	10,477
Commercial Mortgage Securities - 1.3%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	5,701	5,853
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	3,700	4,064
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	4,150	4,262
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	10,000	11,009
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	3,400	3,618
Class C1, 7.52% 5/15/06 (c)	A2	3,500	3,722
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. sequential pay Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	5,000	5,320
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	Baa3	5,000	4,833
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	9,000	9,335
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $49,414)			52,016
Foreign Government and Government Agency Obligations (g) - 1.7%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Chilean Republic 7.125% 1/11/12	Baa1	$ 5,695	$ 5,930
Malaysian Government 7.5% 7/15/11	Baa2	4,735	5,008
Nova Scotia Province 5.75% 2/27/12	A3	7,575	7,467
Ontario Province 6% 2/21/06	Aa3	6,300	6,614
Quebec Province:
yankee 7.125% 2/9/24	A1	810	854
7% 1/30/07	A1	5,000	5,384
7.5% 9/15/29	A1	21,240	23,589
United Mexican States:
7.5% 1/14/12	Baa2	4,800	4,874
8.5% 2/1/06	Baa2	4,025	4,353
9.875% 2/1/10	Baa2	4,000	4,594
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $67,612)			68,667
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (c) (Cost $4,378)	A2	4,425	4,480
Fixed-Income Funds - 7.1%
	Shares
Fidelity Ultra-Short Central Fund (f) (Cost $291,000)	29,114,028	289,685
Cash Equivalents - 12.7%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $517,173)	$ 517,201	517,173
TOTAL INVESTMENT PORTFOLIO - 112.3% (Cost $4,521,414)		4,552,766
NET OTHER ASSETS - (12.3)%		(496,923)
NET ASSETS - 100%		$ 4,055,843
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $155,428,000 or 3.8% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(h) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	73.1%	AAA, AA, A	67.7%
Baa	14.7%	BBB	16.7%
Ba	0.3%	BB	0.7%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.

Purchases and sales of securities, other than short-term securities, aggregated $8,804,927,000 and $7,533,217,000, respectively, of which long-term U.S. government and government agency obligations aggregated $7,346,838,000 and $6,582,944,000, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $7,290,000. The weighted average interest rate was 2.23%. Interest earned from the interfund lending program amounted to $2,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $4,521,803,000. Net unrealized appreciation aggregated $30,963,000, of which $66,084,000 related to appreciated investment securities and $35,121,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2002
Assets
Investment in securities, at value (including securities loaned of $182,309 and repurchase agreements of $517,173) (cost $4,521,414) - See accompanying schedule		$ 4,552,766
Cash		517
Receivable for investments sold		35,402
Receivable for fund shares sold		7,085
Interest receivable		42,286
Other receivables		1
Total assets		4,638,057
Liabilities
Payable for investments purchased Regular delivery	$ 15,184
Delayed delivery	369,893
Payable for fund shares redeemed	4,941
Distributions payable	631
Accrued management fee	1,430
Other payables and accrued expenses	886
Collateral on securities loaned, at value	189,249
Total liabilities		582,214
Net Assets		$ 4,055,843
Net Assets consist of:
Paid in capital		$ 4,018,428
Undistributed net investment income		1,377
Accumulated undistributed net realized gain (loss) on investments		4,686
Net unrealized appreciation (depreciation) on investments		31,352
Net Assets, for 553,399 shares outstanding		$ 4,055,843
Net Asset Value, offering price and redemption price per share ($4,055,843 ÷ 553,399 shares)		$ 7.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income
Interest		$ 206,436
Security lending		598
Total income		207,034
Expenses
Management fee	$ 15,211
Transfer agent fees	7,104
Accounting and security lending fees	641
Non-interested trustees' compensation	12
Custodian fees and expenses	194
Registration fees	175
Audit	41
Legal	14
Miscellaneous	187
Total expenses before reductions	23,579
Expense reductions	(180)	23,399
Net investment income (loss)		183,635
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		33,818
Change in net unrealized appreciation (depreciation) on: Investment securities	29,369
Delayed delivery commitments	(595)
Total change in net unrealized appreciation (depreciation)		28,774
Net gain (loss)		62,592
Net increase (decrease) in net assets resulting from operations		$ 246,227

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 183,635	$ 152,805
Net realized gain (loss)	33,818	25,095
Change in net unrealized appreciation (depreciation)	28,774	77,633
Net increase (decrease) in net assets resulting from operations	246,227	255,533
Distributions to shareholders from net investment income	(181,824)	(153,873)
Distributions to shareholders from net realized gain	(4,943)	-
Total distributions	(186,767)	(153,873)
Share transactions Net proceeds from sales of shares	1,883,494	1,472,158
Reinvestment of distributions	178,783	145,780
Cost of shares redeemed	(1,041,746)	(874,132)
Net increase (decrease) in net assets resulting from share transactions	1,020,531	743,806
Total increase (decrease) in net assets	1,079,991	845,466
Net Assets
Beginning of period	2,975,852	2,130,386
End of period (including undistributed net investment income of $1,377 and undistributed net investment income of $948, respectively)	$ 4,055,843	$ 2,975,852
Other Information Shares
Sold	256,781	207,025
Issued in reinvestment of distributions	24,352	20,591
Redeemed	(142,102)	(123,738)
Net increase (decrease)	139,031	103,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 7.180	$ 6.860	$ 7.250	$ 7.300	$ 7.020
Income from Investment Operations
Net investment income (loss) B	.379 D	.445	.433	.423	.441
Net realized and unrealized gain (loss)	.158 D	.324	(.388)	(.022)	.282
Total from investment operations	.537	.769	.045	.401	.723
Distributions from net investment income	(.377)	(.449)	(.435)	(.410)	(.443)
Distributions from net realized gain	(.010)	-	-	(.041)	-
Total distributions	(.387)	(.449)	(.435)	(.451)	(.443)
Net asset value, end of period	$ 7.330	$ 7.180	$ 6.860	$ 7.250	$ 7.300
Total Return A	7.61%	11.51%	.71%	5.58%	10.54%
Ratios to Average Net Assets C
Expenses before expense reductions	.66%	.65%	.70%	.71%	.72%
Expenses net of voluntary waivers, if any	.66%	.65%	.70%	.71%	.72%
Expenses net of all reductions	.66%	.64%	.69%	.70%	.71%
Net investment income (loss)	5.18% D	6.31%	6.21%	5.77%	6.12%
Supplemental Data
Net assets, end of period (in millions)	$ 4,056	$ 2,976	$ 2,130	$ 2,303	$ 1,909
Portfolio turnover rate	230%	226%	115%	167%	207%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.007 and increase net realized and unrealized gain (loss) per share by $.007. Without this change the ratio of net investment income to average net assets would have been 5.28%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity Investment Grade Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of April 30, 2002, undistributed net income on a tax basis were as follows:

Undistributed ordinary income	$ 19,914,000

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 186,767,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,617,000 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on May 1, 2001.

The effect of this change during the period, was to decrease net investment income by $3,584,000; increase net unrealized appreciation/depreciation by $1,874,000 and increase net realized gain (loss) by $1,710,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,492,000 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

Annual Report

5. Security Lending - continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $42,000 and $138,000, respectively.

7. Other Information.

At the end of the period, the Fidelity Freedom 2010 Fund, managed by Strategic Advisers, Inc., an affiliate of FMR, was the record owner of approximately 15% of the total shares outstanding of the fund. In addition, the Fidelity Freedom Funds, in the aggregate, were record owners of approximately 32% of the outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund(a fund of Fidelity Fixed Income Trust) at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Grade Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of Investment Grade Bond. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Investment Grade Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Investment Grade Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2000

Vice President of Investment Grade Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Kevin E. Grant (42)

Year of Election or Appointment: 1997

Vice President of Investment Grade Bond. Mr. Grant is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Grant has managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Investment Grade Bond. He also serves as Secretary of other Fidelity Funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Investment Grade Bond. She also serves as Treasurer of other Fidelity Funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Investment Grade Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Investment Grade Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Investment Grade Bond. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Investment Grade Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 8.52% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

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Annual Report

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Spartan®

Government Income

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan ® Government Income	7.53%	42.63%	93.15%
LB Government Bond	7.51%	44.51%	105.06%
General US Government Funds Average	6.98%	38.29%	90.31%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Government Bond Index - a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 169 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan Government Income	7.53%	7.36%	6.80%
LB Government Bond	7.51%	7.64%	7.45%
General US Government Funds Average	6.98%	6.69%	6.61%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® Government Income Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,315 - a 93.15% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,506 - a 105.06% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended April 30,
	2002	2001	2000	1999	1998
Dividend returns	5.32%	6.83%	6.22%	5.94%	6.55%
Capital returns	2.21%	4.83%	-4.97%	0.10%	4.08%
Total returns	7.53%	11.66%	1.25%	6.04%	10.63%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.39¢	25.69¢	54.16¢
Annualized dividend rate	5.05%	4.86%	5.10%
30-day annualized yield	4.87%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.58 over the past one month, $10.65 over the past six months and $10.62 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses the yield would have been 4.76%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For the 12-month period that ended April 30, 2002, nearly all major investment-grade bond indexes - from spread sector benchmarks to government bond performance measures - recorded similar gains. In fact, of the five benchmarks to be addressed, less than one percentage point separated the top and bottom performers. Overall during the past year, the taxable-bond market advanced 7.84%, as measured by the Lehman Brothers® Aggregate Bond Index. Within the aggregate, mortgage securities offered the highest return, based on the 8.25% gain of the Lehman Brothers Mortgage-Backed Securities Index. At the other end of the spectrum, the Lehman Brothers Treasury Bond Index's return of 7.29% only marginally trailed mortgage bond performance. In between, the Lehman Brothers U.S. Agency and Credit Bond indexes were up 7.89% and 7.45%, respectively. In general, bonds performed better in the first half of the period than in the second. Early on, fixed-income securities offered relative stability amid the equity market turmoil, plunging economy and, later, the shock of the 9/11 tragedy. But shortly after that event, the economic outlook began to brighten, stocks rebounded - albeit sporadically - and the Federal Reserve Board switched out of its easing mode. In response, bonds gave up some of their gains in the latter half of the one-year period.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Spartan Government Income Fund

Q. How did the fund perform, Tom?

A. For the 12-month period that ended April 30, 2002, the fund provided a total return of 7.53%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned 6.98% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - returned 7.51% for the same one-year period.

Q. What factors led to the fund's outperformance of its peer group and the Lehman Brothers index?

A. The fund's relatively large weighting in agency securities - compared to its average peer and the Lehman Brothers index - was the main factor behind its outperformance. Given the relatively low level of interest rates during the period, there was a growing demand for higher-yielding alternatives to Treasury securities. At the same time, the weak economy and concerns about corporate accounting practices and profitability fostered a growing aversion to risk. Agency securities were a prime beneficiary of those two developments.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What helped make agencies such an attractive combination of high yield and low credit risk?

A. In general, debt securities issued by government agencies are considered to be of high quality. Some agencies - such as the Government National Mortgage Association (Ginnie Mae) - are divisions of the federal government whose securities are backed by the full faith and credit of the United States government. Others - such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) - are privately owned corporations but have implicit government backing. As such, the securities they issue are considered to be of very high quality. But since they carry slightly greater credit risk than U.S. Treasury securities, agency securities often offer a yield premium. In fact, that yield premium was somewhat larger than normal at various points throughout the period, reflecting concerns about proposals to cut off the government lines of credit that agencies such as Fannie Mae and Freddie Mac enjoy. However, those concerns faded as the agencies took actions to appease legislators, and other problems - such as the war on terrorism and the shrinking federal budget surplus - took precedence.

Q. How did mortgage securities perform?

A. It really depended on the type of mortgage security and the time period. Plain vanilla "pass-through" mortgages were a disappointment early on. As the name suggests, the issuer of pass-through securities collects the monthly payments from the homeowners whose loans are in a given pool and "passes through" the cash flow to investors in monthly payments. These bonds came under pressure last year when millions of homeowners refinanced their mortgages, resulting in prepayment of mortgage securities. Investors generally don't like prepayment because it potentially forces them to reinvest the proceeds at lower prevailing interest rates. This year, however, pass-through securities have rebounded thanks to expectations that prepayments will subside coupled with a growing demand for higher-quality, higher-yielding securities. The fund's stake in collateralized mortgage obligations (CMOs) also performed quite well, primarily due to their reduced sensitivity to prepayment activity.

Q. What choices did you make regarding Treasuries?

A. Given my focus on higher-yielding government securities and other sectors, I kept the fund's stake in Treasury securities relatively small. Within the Treasury market, my increased focus on Treasury Inflation-Protected securities, or TIPS, was a plus for performance. These securities, which are designed to help investors offset inflation risk, rose in value recently thanks to strong demand for them. So I sold them to lock in their gains.

Q. What's your outlook for the balance of 2002?

A. At its meeting in April, the Federal Reserve Board seemingly suggested that its next move would be an interest rate hike, although it stressed that the fragile nature of the economy may require it to hold rates steady for the foreseeable future. My view is that regardless of whether rates move higher or stabilize, higher-yielding securities - such as agencies and some mortgage securities - will likely continue to outperform Treasuries.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income

Fund number: 453

Trading symbol: SPGVX

Start date: December 20, 1988

Size: as of April 30, 2002, more than $847 million

Manager: Tom Silvia, since 1998; manager, various Fidelity and Spartan government and mortgage funds; joined Fidelity in 1993

3

Tom Silvia on the potential for a federal budget deficit and its effect on the U.S. Treasury market:

"In late April 2002, the Treasury Department said it expected to borrow a net $1 billion during the second calendar quarter of this year. That was a significant departure from the Treasury's announcement in January when it estimated that it would repay a net $90 billion in outstanding debt during the quarter. The department attributed its changing policy to lower-than-expected tax receipts and the cost of the economic stimulus package enacted in March. We may not have seen the last of the Treasury's higher-than-expected financing needs. Revenues already are depleted by the combination of the recession and the recent tax cut, and many observers believe that there will be continued growth in spending. That has pushed the federal budget into a deficit.

"Adding further uncertainty is the fact that many in Congress are pushing for increased domestic security spending and the largest military buildup in 20 years. Spending also may rise in other areas due to increased election-year support for domestic programs. If the Treasury's funding needs significantly expand, the outstanding supply of U.S. Treasuries will increase, a development that will likely work against the Treasury market as a whole."

Annual Report

Investment Changes

Coupon Distribution as of April 30, 2002
	% of fund's investments	% of fund's investments 6 months ago
Less than 4%	2.5	6.6
4 - 4.99%	4.8	0.4
5 - 5.99%	27.0	19.3
6 - 6.99%	30.6	37.0
7 - 7.99%	16.3	22.8
8 - 8.99%	2.9	7.4
9 - 9.99%	2.2	2.3
10 - 10.99%	0.1	1.6
11 - 11.99%	12.2	0.1
12% and over	0.0	0.5
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of April 30, 2002
6 months ago
Years	8.7	9.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	5.2	5.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002	As of October 31, 2001
Mortgage Securities 10.9%	Mortgage Securities 16.8%
CMOs and Other Mortgage Related Securities 12.7%	CMOs and Other Mortgage Related Securities 11.5%
U.S. Treasury Obligations 36.4%	U.S. Treasury Obligations 34.4%
U.S. Government Agency Obligations 40.0%	U.S. Government Agency Obligations 39.3%
Short-Term Investments and Net Other Assets 0.0%	Short-Term Investments and Net Other Assets* (2.0)%

*Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 76.4%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 40.0%
Fannie Mae:
5.5% 2/15/06	$ 38,000,000	$ 39,205,132
5.5% 5/2/06	19,965,000	20,378,256
6% 5/15/08	15,620,000	16,265,122
6.25% 2/1/11	2,400,000	2,451,274
6.375% 6/15/09	7,385,000	7,797,895
7.25% 1/15/10	8,460,000	9,403,197
7.25% 5/15/30	15,115,000	16,989,925
Farm Credit Systems Financial Assistance Corp.:
8.8% 6/10/05	1,860,000	2,108,381
9.375% 7/21/03	12,630,000	13,595,046
Federal Farm Credit Bank 6.05% 1/3/06	3,425,000	3,592,890
Freddie Mac:
3.75% 4/15/04	20,000,000	20,106,000
4.5% 4/15/05	10,500,000	10,523,111
5.875% 3/21/11	10,255,000	10,204,043
6.25% 7/15/32	1,466,000	1,455,857
6.75% 3/15/31	3,473,000	3,685,537
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	4,216,444	4,643,949
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Series 2-E, 9.4% 5/15/02	31,036	31,108
Series T-3, 9.625% 5/15/02	197,366	197,844
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1993-C, 5.2% 10/15/04	67,111	68,932
Series 1993-D, 5.23% 5/15/05	1,109,144	1,139,613
Series 1994-A, 7.12% 4/15/06	5,747,756	6,116,647
Series 1995-A, 6.28% 6/15/04	4,144,118	4,290,053
Series 1996-A, 6.55% 6/15/04	2,198,487	2,282,371
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1994-A, 7.39% 6/26/06	22,874,999	24,521,999
Series 1994-B, 7.5% 1/26/06	139,834	149,997
Series 1997-A, 6.104% 7/15/03	1,400,000	1,443,540
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) Series 1994-1, 6.88% 1/26/03	80,000	81,736
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Knoxville Tennessee U.S. Government Guaranteed Notes Series 1990-A, 9.2% 8/1/02	$ 1,000,000	$ 1,012,800
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	5,740,875	5,923,779
Series 1996-A1, 6.726% 9/15/10	1,478,261	1,549,912
6.07% 12/15/14	7,200,000	7,305,120
6.77% 11/15/13	2,982,692	3,155,688
6.99% 5/21/16	5,451,600	5,858,998
Private Export Funding Corp. secured:
5.34% 3/15/06	8,660,000	8,879,609
5.65% 3/15/03	160,429	162,879
5.66% 9/15/11 (a)	4,700,000	4,641,250
5.8% 2/1/04	2,730,000	2,808,417
6.86% 4/30/04	5,025,067	5,215,165
7.17% 5/15/07	4,400,000	4,818,000
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.7% 2/15/03	5,000,000	5,085,250
6.6% 2/15/08	27,980,000	29,876,177
6.625% 8/15/03	18,200,000	19,026,498
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	4,100,000	4,225,050
5.96% 8/1/09	6,650,000	6,723,675
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	422,917	461,740
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		339,459,462
U.S. Treasury Obligations - 36.4%
U.S. Treasury Bonds:
5.25% 2/15/29	67,060,000	62,601,583
6.75% 8/15/26	26,770,000	30,243,836
8.125% 8/15/21	5,450,000	6,965,144
11.25% 2/15/15	68,000,000	104,109,084
U.S. Treasury Notes:
4.875% 2/15/12	31,000,000	30,481,711
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
5.875% 11/15/04	$ 44,300,000	$ 46,743,411
7% 7/15/06	24,500,000	26,993,071
TOTAL U.S. TREASURY OBLIGATIONS		308,137,840
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $639,379,198)		647,597,302
U.S. Government Agency - Mortgage Securities - 10.9%

Fannie Mae - 5.6%
5.5% 12/1/31 to 5/1/32 (b)	19,998,899	19,145,446
6% 1/1/29	3,659,347	3,646,496
6.5% 2/1/10 to 10/1/28	5,182,088	5,276,957
7% 11/1/06 to 5/1/30	12,103,958	12,564,196
7.5% 7/1/07 to 6/1/29	387,243	406,819
8.5% 7/1/31	4,757,395	5,080,477
9.5% 11/1/06 to 11/15/09	633,367	686,110
11% 8/1/10	177,221	197,521
11.25% 5/1/14	42,718	48,738
11.5% 6/1/19	253,088	289,582
12.5% 3/1/16	24,187	27,842
13.5% 9/1/14 to 1/1/15	13,582	15,153
		47,385,337
Freddie Mac - 1.9%
6% 2/1/29 to 5/1/29	9,424,359	9,383,898
6.775% 11/15/03	1,534,529	1,555,569
7.5% 6/1/07	109,674	114,023
8.5% 7/1/22 to 9/1/29	1,482,238	1,602,475
9% 8/1/08 to 4/1/20	354,874	387,645
9.5% 6/1/09 to 8/1/21	1,989,335	2,183,225
10% 7/1/09 to 8/1/21	543,941	602,492
12% 9/1/03 to 12/1/15	36,875	41,811
12.25% 4/1/11 to 9/1/13	37,289	41,980
12.5% 2/1/14 to 6/1/19	192,811	220,399
13% 8/1/10 to 6/1/15	71,566	82,685
13.5% 10/1/11	922	1,069
		16,217,271
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - 3.4%
6.5% 7/15/02 to 9/15/31	$ 7,498,764	$ 7,581,719
7% 4/15/29 to 10/15/31	16,149,092	16,692,338
7.5% 8/15/06 to 6/15/07	966,369	1,024,946
8% 12/15/23	2,620,813	2,814,577
10.5% 4/15/14 to 1/15/18	298,140	337,861
13.5% 7/15/11	20,602	24,232
		28,475,673
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $90,298,404)		92,078,281
Collateralized Mortgage Obligations - 12.7%

U.S. Government Agency - 12.7%
Fannie Mae:
floater REMIC planned amortization class Series 1992-161 Class F, 2.75% 11/25/21 (c)	1,798,539	1,820,223
REMIC planned amortization class:
Series 1991-170 Class E, 8% 12/25/06	1,198,613	1,261,919
Series 1993-160 Class PK, 6.5% 11/25/22	16,800,000	17,632,406
Series 1993-240 Class PD, 6.25% 12/25/13	9,230,000	9,515,946
Series 1994-27 Class PJ, 6.5% 6/25/23	3,000,000	3,098,476
Series 2001-62 Class PF, 6.5% 6/25/26	9,000,000	9,153,347
Series 1993-77 Class T, 7% 6/25/23	1,407,203	1,435,407
Freddie Mac:
REMIC planned amortization class:
Series 1141 Class G, 9% 9/15/21	1,104,986	1,189,096
Series 1727 Class H, 6.5% 8/15/23	5,200,000	5,372,475
Series 1948 Class PG, 6.15% 11/15/25	6,561,349	6,713,183
Series 2328 Class QB, 6.5% 8/15/26	12,000,000	12,306,658
Series 2396 Class PX, 6% 6/15/27	15,000,000	15,441,510
sequential pay:
Series 1974 Class Z, 7% 8/15/20	5,795,310	6,134,442
Series 2248 Class A, 7.5% 5/15/28	2,889,518	2,968,452
Series 2368:
Class ZA, 6.5% 3/15/31	716,231	705,488
Class ZB, 6% 10/15/31	912,178	902,487
Government National Mortgage Association sequential pay:
Series 1998-9 Class A, 6.5% 6/20/23	2,469,078	2,494,580
Series 2000-12 Class B, 7.5% 12/16/28	9,062,536	9,522,047
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $104,632,439)		107,668,142
Cash Equivalents - 1.2%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $10,576,000)	$ 10,576,567	$ 10,576,000
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $844,886,041)		857,919,725
NET OTHER ASSETS - (1.2)%		(10,265,608)
NET ASSETS - 100%		$ 847,654,117
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,641,250 or 0.5% of net assets.

(b) A portion of the security is subject to a forward commitment to sell.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $2,504,475,003 and $2,462,844,117, respectively.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $846,655,014. Net unrealized appreciation aggregated $11,264,711, of which $14,380,228 related to appreciated investment securities and $3,115,517 related to depreciated investment securities.

At April 30, 2002, the fund had a capital loss carryforward of approximately $14,723,000 of which $13,681,000 and $1,042,000 will expire on April 30, 2008 and 2009, respectively.

A total of 31.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002
Assets
Investment in securities, at value (including repurchase agreements of $10,576,000) (cost $844,886,041) - See accompanying schedule		$ 857,919,725
Commitment to sell securities on a delayed delivery basis	$ (19,167,695)
Receivable for securities sold on a delayed delivery basis	18,945,832	(221,863)
Receivable for investments sold, regular delivery		39,545,928
Cash		105
Receivable for fund shares sold		658,253
Interest receivable		11,396,108
Total assets		909,298,256
Liabilities
Payable for investments purchased	$ 60,346,517
Payable for fund shares redeemed	681,610
Distributions payable	272,711
Accrued management fee	339,550
Other payables and accrued expenses	3,751
Total liabilities		61,644,139
Net Assets		$ 847,654,117
Net Assets consist of:
Paid in capital		$ 852,429,681
Distributions in excess of net investment income		(413,863)
Accumulated undistributed net realized gain (loss) on investments		(17,173,522)
Net unrealized appreciation (depreciation) on investments		12,811,821
Net Assets, for 79,559,130 shares outstanding		$ 847,654,117
Net Asset Value, offering price and redemption price per share ($847,654,117 ÷ 79,559,130 shares)		$ 10.65

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended April 30, 2002
Investment Income
Interest		$ 46,937,613
Security lending		109,542
Total income		47,047,155
Expenses
Management fee	$ 5,102,793
Non-interested trustees' compensation	2,503
Total expenses before reductions	5,105,296
Expense reductions	(892,911)	4,212,385
Net investment income (loss)		42,834,770
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		8,477,530
Change in net unrealized appreciation (depreciation) on: Investment securities	7,929,815
Delayed delivery commitments	(221,863)
Total change in net unrealized appreciation (depreciation)		7,707,952
Net gain (loss)		16,185,482
Net increase (decrease) in net assets resulting from operations		$ 59,020,252

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,834,770	$ 42,689,264
Net realized gain (loss)	8,477,530	6,976,281
Change in net unrealized appreciation (depreciation)	7,707,952	22,541,964
Net increase (decrease) in net assets resulting from operations	59,020,252	72,207,509
Distributions to shareholders from net investment income	(43,272,385)	(43,476,626)
Share transactions Net proceeds from sales of shares	394,383,947	369,497,099
Reinvestment of distributions	39,710,904	39,463,330
Cost of shares redeemed	(387,941,880)	(268,588,171)
Net increase (decrease) in net assets resulting from share transactions	46,152,971	140,372,258
Total increase (decrease) in net assets	61,900,838	169,103,141
Net Assets
Beginning of period	785,753,279	616,650,138
End of period (including distributions in excess of net investment income of $413,863 and undistributed net investment income of $326,052, respectively)	$ 847,654,117	$ 785,753,279
Other Information Shares
Sold	36,910,980	35,539,828
Issued in reinvestment of distributions	3,729,192	3,831,810
Redeemed	(36,487,411)	(25,974,921)
Net increase (decrease)	4,152,761	13,396,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.420	$ 9.940	$ 10.460	$ 10.450	$ 10.040
Income from Investment Operations
Net investment income (loss) C	.535 E	.639	.628	.629	.647
Net realized and unrealized gain (loss)	.237 E	.492	(.509)	(.003)	.396
Total from investment operations	.772	1.131	.119	.626	1.043
Distributions from net investment income	(.542)	(.651)	(.639)	(.616)	(.633)
Net asset value, end of period	$ 10.650	$ 10.420	$ 9.940	$ 10.460	$ 10.450
Total Return A, B	7.53%	11.66%	1.25%	6.04%	10.63%
Ratios to Average Net Assets D
Expenses before expense reductions	.60%	.60%	.60%	.60%	.65%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.51%	.60%
Expenses net of all reductions	.50%	.49%	.50%	.51%	.60%
Net investment income (loss)	5.07% E	6.23%	6.23%	5.94%	6.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 847,654	$ 785,753	$ 616,650	$ 743,772	$ 322,504
Portfolio turnover rate	299%	182%	118%	218%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former account closeout fee.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.044 and increase net realized and unrealized gain (loss) per share by $.044. Without this change the ratio of net investment income to average net assets would have been 5.49%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Spartan Government Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of April 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 2,915,532
Capital loss carryforwards	$ (14,723,391)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 43,272,385

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,243,843 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on May 1, 2001.

The effect of this change during the period, was to decrease net investment income by $3,547,395, increase net unrealized appreciation/depreciation by $1,397,732, and increase net realized gain (loss) by $2,149,663. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .60% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .50% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $865,751.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $27,160.

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Spartan Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Government Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Government Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984
President of Spartan Government Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001
Senior Vice President of Spartan Government Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990
Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001
Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991
Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992
Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997
Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001
Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Spartan Government Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2000

Vice President of Spartan Government Income. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (40)

Year of Election or Appointment: 1998

Vice President of Spartan Government Income. Mr. Silvia is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Silvia managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Spartan Government Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Spartan Government Income. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Government Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1988 Assistant Treasurer of Spartan Government Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan Government Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1998

Assistant Treasurer of Spartan Government Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
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San Diego, CA

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Colorado

1625 Broadway
Denver, CO

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Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

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Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
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8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

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1700 East Golf Road
Schaumburg, IL

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Indiana

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Kansas

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Overland Park, KS

Maine

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Portland, ME

Maryland

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Massachusetts

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Boston, MA

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Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

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Charlotte, NC

Ohio

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28699 Chagrin Boulevard
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Oregon

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Pennsylvania

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Rhode Island

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Tennessee

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Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

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Fidelity Distributors Corporation

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The Bank of New York

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Target Timeline® 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)(automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SPG-ANN-0602 157142
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

High Income

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income	-3.86%	6.54%	100.17%
ML High Yield Master II	3.49%	19.86%	106.11%
High Current Yield Funds Average	1.06%	8.46%	78.07%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 377 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity High Income	-3.86%	1.27%	7.19%
ML High Yield Master II	3.49%	3.69%	7.50%
High Current Yield Funds Average	1.06%	1.48%	5.84%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $20,017 - a 100.17% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,611 - a 106.11% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended April 30,
	2002	2001	2000	1999	1998
Dividend returns	8.79%	7.52%	8.98%	8.83%	9.64%
Capital returns	-12.65%	-18.29%	-13.46%	-1.92%	11.98%
Total returns	-3.86%	-10.77%	-4.48%	6.91%	21.62%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.94¢	42.28¢	80.15¢
Annualized dividend rate	7.46%	10.54%	9.55%
30-day annualized yield	9.23%	-	-

Dividends per share show the income paid by the fund for a set period, and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $8.05 over the past one month, $8.09 over the past six months and $8.39 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a near round trip in market sentiment, the high-yield market - as measured by the Merrill Lynch High Yield Master II Index - gained 3.49% during the 12-month period that ended April 30, 2002. Widening to a high of 903 basis points at the end of October 2001, the yield spread between high-yield bonds and Treasury bonds narrowed back to April 2001 levels of approximately 700 basis points by the end of April 2002. Early in the period, investors were forced to digest consistently negative news about the telecommunications sector. The September 11 tragedies compounded deteriorating sentiment, and investors sought less-volatile markets for their capital. However, markets began stabilizing and positive economic sentiment grew toward the end of 2001. Investor demand for higher yields and their willingness to assume more risk drove positive flows into high-yield mutual funds. The index's lackluster performance was driven by its largest sectors. During the past year, the telecom sector represented 11.79% of the index on average, while cable accounted for 11.47%. Their negative returns of approximately 30% and 11%, respectively, offset the strong returns of smaller sectors. Even health care, representing an average 6.50% of the index during the year and returning about 16%, was overwhelmed by the negative returns of telecom and cable.

(Portfolio Manager photograph)
An interview with Frederick Hoff, Portfolio Manager of Fidelity High Income Fund

Q. How did the fund perform, Fred?

A. For the 12 months ending April 30, 2002, the fund returned -3.86%. The overall high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 3.49%, while the Lipper Inc. high current yield funds average returned 1.06% during the same period.

Q. Why did the fund underperform its benchmark and peers?

A. There were two primary reasons. First, for much of the past year the fund was overweighted in telecommunications bonds, which did very poorly. Second, the fund began the period widely invested in securities with relatively low credit ratings. Such bonds offer investors the potential for higher yields, but they also involve more risk during uncertain economic times. With the economy in decline and accounting concerns seemingly everywhere, many investors shunned risk and avoided lower-rated bonds. As the period went on, we cut back our holdings in these bonds, as well as in telecom investments. This strategy helped the fund make up considerable ground during the last six months of the period - though, unfortunately, not enough to make up for the first six.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your approach to managing the fund during the past 12 months?

A. My goal was to manage the fund's risk. For example, as I mentioned, I decreased the fund's telecommunications holdings as the period progressed. In their place, I looked to make the fund more defensive by focusing on health care, gaming and other industries whose earnings have historically tended to hold up even when the economy is sluggish. Moreover, I dramatically increased the fund's overall credit quality. For example, the fund's weighting in bonds rated Ba by Moody's - the highest rating below investment grade - went from nearly 15% at the start of the period to 28% at its end. The fund has adopted an investment policy to use the Merrill Lynch High Yield Master II Index as a general guide to structure the credit quality composition of the fund. In other words, the fund's composition should generally resemble that of the overall high-yield bond market - though, compared to the index, I expect the fund to be less heavily invested in issuers with the lowest credit ratings.

Q. Did you find strong-performing investments using this defensive approach?

A. Yes, I did. We invested in a number of "old economy" businesses that did very well. Investors liked the simplicity of industrial companies. It's easy to understand what these firms do and how they generate profits, especially compared to the Enrons and Global Crossings of the world. Several of our most successful investments - including Roller Bearing Corporation of America, a large manufacturer of precision roller bearings, and Better Minerals and Aggregates, an industrial minerals producer - fit into this category. Also helping fund performance was NE Restaurant. Investors responded favorably to the company's decision to sell its Chili's restaurant franchise and focus on its core business, Bertucci's, a chain of brick-oven pizzerias.

Q. Which of the fund's investments disappointed you?

A. Many of the fund's worst-performing securities were from the lagging telecommunications sector, including Nextel, a leading wireless communications service provider, as well as broadband access providers Adelphia Business Solutions and Broadwing. All three companies were caught up in the severe telecom downturn. In Nextel's case, I believe the outlook is favorable, which is why it continued to be the fund's largest holding as of the end of the period. An investment in Kmart, which filed for Chapter 11 bankruptcy after a very weak Christmas selling season, also hurt the fund. Our holdings in European cable upstart NTL Communications lost value when it became apparent that the company would be unable to grow its cash flow quickly enough, and would have to exchange its debt obligations for stock. Another disappointment was Adelphia Communications, a more-traditional cable company whose bonds fell when the company disclosed large off-balance sheet financings.

Q. What's your outlook, Fred?

A. The economy seems to be slowly recovering and appears to be past its worst point. For example, preliminary data indicated the economy grew 5.6 percent during the first quarter of 2002, faster than expected. With this improvement, I think the environment for high-yield investing may become more favorable. Accordingly, I will continue to seek attractive investment opportunities that I believe may benefit from economic recovery. By following this approach and keeping a closer eye on credit quality, I believe that the fund may be well-positioned, regardless of future market conditions.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income; growth of capital may also be considered

Fund number: 455

Trading symbol: SPHIX

Start date: August 29, 1990

Size: as of April 30, 2002, more than $1.5 billion

Manager: Fred Hoff, since 2000; high-yield subportfolio manager, several Fidelity asset allocation funds, 1996-2000; high-yield analyst, 1991-
1996; joined Fidelity in 1991

3

Frederick Hoff on recent troubles in the telecommunications sector:

"The telecommunications industry continued its brutal slowdown during the past 12 months. During the boom of the late 1990s, many companies in this sector had rushed to build out capacity. Unfortunately, business and consumer demand for bandwidth and other telecom services fell well short of expectations. Telecom earnings plummeted, leading to uncertain financial situations for many of the businesses in the industry.

"I think it will take some time for the industry to work through all of its problems. Mid-sized companies, such as McLeodUSA, have emerged from the bankruptcy process and are struggling to recover, while others, such as Winstar, are disintegrating in that process. Now, even telecom giants such as WorldCom and AT&T are experiencing serious financial challenges.

"I still think there are decent telecom opportunities to be found, but picking winners will require a great deal of individual scrutiny. The wireless communications industry is one area I do think holds particular promise. Nextel, the fund's largest holding at the end of the period, recently reported optimistic full-year 2001 and first-quarter earnings. Other opportunities may present themselves as well - there appear to be a number of quality companies out there whose bonds are priced attractively."

Annual Report

Investment Changes

Top Five Holdings as of April 30, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Nextel Communications, Inc.	4.4	4.7
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.	2.4	2.8
Tenet Healthcare Corp.	2.0	1.8
Allied Waste North America, Inc.	1.8	1.4
GS Escrow Corp.	1.7	1.7
	12.3
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	12.4	16.0
Telecommunications	8.7	11.7
Healthcare	6.7	7.4
Technology	4.5	3.7
Electric Utilities	4.0	7.6
Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	0.4	0.0
Baa	3.0	4.4
Ba	28.3	25.5
B	41.7	38.9
Caa, Ca, C	6.8	8.9
Not Rated	3.8	2.2

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Unrated debt securities that are equivalent to Ba and below at April 30, 2002 and October 31, 2001 account for 3.8% and 2.2%, respectively, of the fund's investments.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Nonconvertible Bonds 75.1%		Nonconvertible Bonds 72.9%
	Convertible Bonds, Preferred Stocks 9.7%		Convertible Bonds, Preferred Stocks 15.1%
	Common Stocks 2.0%		Common Stocks 2.8%
	Other Investments 3.0%		Other Investments 1.2%
	Short-Term Investments and Net Other Assets 10.2%		Short-Term Investments and Net Other Assets 8.0%
* Foreign investments	6.7%	** Foreign investments	6.8%

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Corporate Bonds - 79.8%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 4.7%
Cable TV - 0.6%
EchoStar Communications Corp. 4.875% 1/1/07 (f)	Caa1	$ 10,240	$ 9,120
Healthcare - 2.6%
Tenet Healthcare Corp. (Ventas, Inc.) 6% 12/1/05	Ba1	31,250	30,537
Total Renal Care Holdings:
7% 5/15/09 (f)	B2	4,860	4,890
7% 5/15/09	B2	5,100	5,132
			40,559
Hotels - 0.9%
Hilton Hotels Corp. 5% 5/15/06	Ba2	14,530	14,276
Technology - 0.6%
Sanmina-SCI Corp. 0% 9/12/20	Ba2	6,000	2,167
Solectron Corp.:
liquid yield option note 0% 5/8/20	Ba1	9,000	5,215
0% 11/20/20	Ba1	5,000	2,319
			9,701
TOTAL CONVERTIBLE BONDS			73,656
Nonconvertible Bonds - 75.1%
Aerospace - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	2,470	2,624
BE Aerospace, Inc. 8.875% 5/1/11	B3	1,290	1,226
			3,850
Air Transportation - 2.3%
American Airlines pass thru trust certificate 7.8% 4/1/08 (f)	A	5,000	5,013
Continental Airlines, Inc. pass thru trust certificate:
6.795% 8/2/18	Baa3	228	215
6.9% 1/2/18	Baa1	1,319	1,291
6.954% 2/2/11	Ba2	3,706	3,484
7.256% 9/15/21	Baa1	442	438
8.312% 10/2/12	Ba2	345	334
Delta Air Lines, Inc.:
pass thru trust certificate 7.779% 1/2/12	Baa2	5,000	5,044
7.9% 12/15/09	Ba3	3,990	3,751
8.3% 12/15/29	Ba3	1,080	907
8.54% 1/2/07	Ba1	865	848
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Air Transportation - continued
Northwest Airlines pass thru certificate:
7.575% 3/1/19	A3	$ 1,283	$ 1,299
7.691% 4/1/17	Baa2	250	242
Northwest Airlines, Inc.:
8.875% 6/1/06	B2	4,000	3,780
9.875% 3/15/07	B2	10,000	9,650
			36,296
Automotive - 1.6%
Dana Corp.:
6.5% 3/1/09	Ba3	6,112	5,531
10.125% 3/15/10 (f)	Ba3	2,750	2,943
Dura Operating Corp. 8.625% 4/15/12 (f)	B1	2,180	2,267
Lear Corp.:
7.96% 5/15/05	Ba1	1,080	1,118
8.11% 5/15/09	Ba1	1,330	1,383
Navistar International Corp. 9.375% 6/1/06	Ba1	7,430	7,876
Stoneridge, Inc. 11.5% 5/1/12 (f)	B2	2,370	2,465
United Auto Group, Inc. 9.625% 3/15/12 (f)	B3	1,780	1,847
			25,430
Banks and Thrifts - 0.1%
Western Financial Bank 9.625% 5/15/12	B1	2,000	2,020
Broadcasting - 0.6%
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	3,000	3,240
Radio One, Inc. 8.875% 7/1/11	B3	2,715	2,851
Sinclair Broadcast Group, Inc. 9% 7/15/07	B2	3,450	3,588
			9,679
Building Materials - 1.0%
American Standard, Inc. 7.375% 4/15/05	Ba2	4,990	5,090
Associated Materials, Inc. 9.75% 4/15/12 (f)	B3	695	716
Omega Cabinets Ltd. 10.5% 6/15/07	B3	9,810	10,399
			16,205
Cable TV - 10.6%
Adelphia Communications Corp.:
7.75% 1/15/09	B2	8,060	6,367
9.875% 3/1/07	B2	5,000	4,050
10.25% 6/15/11	B2	1,000	830
10.5% 7/15/04	B2	9,000	7,920
Century Communications Corp. 0% 1/15/08	B2	25,355	12,044
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.25% 4/1/07	B2	$ 2,200	$ 1,969
8.625% 4/1/09	B2	11,800	10,502
9.625% 11/15/09	B2	8,800	8,184
9.625% 11/15/09 (f)	B2	10,000	9,200
11.125% 1/15/11	B2	8,400	8,232
CSC Holdings, Inc. 7.625% 4/1/11	Ba2	16,640	15,558
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (i)	Ca	3,150	1,103
11.75% 12/15/05 (i)	Ca	14,905	5,217
Echostar Broadband Corp. 10.375% 10/1/07	B1	17,000	18,020
EchoStar DBS Corp. 9.125% 1/15/09 (f)	B1	5,000	5,150
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	16,580	16,000
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	2,000	1,950
International Cabletel, Inc. 11.5% 2/1/06 (i)	Ca	6,500	2,535
NTL Communications Corp. 0% 10/1/08 (d)(i)	Ca	3,140	1,099
NTL, Inc. 0% 4/1/08 (d)(i)	Ca	18,500	6,290
PanAmSat Corp. 6% 1/15/03	Ba2	610	612
Pegasus Communications Corp. 12.5% 8/1/07	B3	15,000	9,000
Pegasus Satellite Communications, Inc. 0% 3/1/07 (d)	Caa1	6,395	2,238
Telewest Communications PLC:
0% 4/15/09 (d)	Caa3	2,400	1,008
11.25% 11/1/08	Caa3	2,000	1,130
Telewest PLC yankee:
9.625% 10/1/06	Caa3	2,560	1,434
11% 10/1/07	Caa3	13,392	7,366
			165,008
Capital Goods - 2.3%
Dresser, Inc. 9.375% 4/15/11 (f)	B2	3,000	3,120
Roller Bearing Co. of America, Inc. 9.625% 6/15/07	B-	12,737	12,228
Roller Bearing Holding, Inc. 0% 6/15/09 (d)(f)	-	22,220	20,220
			35,568
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Chemicals - 3.0%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	$ 960	$ 1,018
Geo Specialty Chemicals, Inc. 10.125% 8/1/08	B3	7,964	6,530
IMC Global, Inc.:
10.875% 6/1/08	Ba1	15,000	16,725
11.25% 6/1/11	Ba1	5,000	5,575
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	B2	910	946
Lyondell Chemical Co.:
9.5% 12/15/08 (f)	Ba3	2,000	1,965
9.625% 5/1/07	Ba3	1,000	990
9.875% 5/1/07	Ba3	10,825	10,717
OM Group, Inc. 9.25% 12/15/11 (f)	B3	2,070	2,142
			46,608
Consumer Products - 0.8%
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	160	164
9.4% 12/1/02 (e)	Ba2	360	367
10% 11/1/08 (f)	Ba3	4,340	5,089
Quaker State Corp. 6.625% 10/15/05	Ba2	2,980	3,062
Revlon Consumer Products Corp. 12% 12/1/05 (f)	Caa1	3,520	3,538
			12,220
Containers - 3.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	885	867
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (f)	B2	20,000	20,650
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	6,958	6,645
7.35% 5/15/08	B3	1,020	933
7.5% 5/15/10	B3	730	661
7.8% 5/15/18	B3	2,090	1,756
7.85% 5/15/04	B3	11,400	11,172
8.1% 5/15/07	B3	2,020	1,949
Silgan Holdings, Inc. 9% 6/1/09 (f)	B1	2,700	2,808
			47,441
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - 1.8%
GS Escrow Corp. 7% 8/1/03	Ba1	$ 25,000	$ 25,349
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 9.125% 1/15/11 (f)	B1	2,000	2,050
			27,399
Diversified Media - 0.9%
Entravision Communications Corp. 8.125% 3/15/09 (f)	B3	1,190	1,212
Fox Family Worldwide, Inc. 9.25% 11/1/07	Baa1	2,500	2,656
Penton Media, Inc. 11.875% 10/1/07 (f)	B3	10,430	10,326
			14,194
Electric Utilities - 4.0%
AES Corp.:
7.375% 6/15/03	Ba1	1,650	1,485
8.5% 11/1/07	Ba2	4,425	3,031
8.75% 12/15/02	Ba1	3,000	2,850
8.75% 6/15/08	Ba1	2,000	1,660
8.875% 2/15/11	Ba1	6,960	5,568
9.375% 9/15/10	Ba1	6,325	5,218
9.5% 6/1/09	Ba1	2,980	2,518
Calpine Corp. 8.5% 2/15/11	B1	5,000	4,250
CMS Energy Corp.:
8.125% 5/15/02	Ba3	9,240	9,240
8.375% 7/1/03	Ba3	14,840	15,137
Pacific Gas & Electric Co. 7.375% 11/1/05 (f)(i)	Caa2	1,000	1,140
Southern California Edison Co. 8.95% 11/3/03	Ba3	10,000	10,250
			62,347
Energy - 3.2%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	5,610	5,806
Chesapeake Energy Corp. 8.375% 11/1/08	B1	4,000	4,040
Cross Timbers Oil Co. 9.25% 4/1/07	Ba3	1,000	1,050
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	1,340	1,400
Key Energy Services, Inc. 8.375% 3/1/08	Ba3	1,890	1,951
Nuevo Energy Co.:
9.375% 10/1/10	B2	6,905	6,905
9.5% 6/1/08	B2	4,635	4,635
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Petsec Energy, Inc. 9.5% 6/15/07 (i)	-	$ 1,656	$ 0
Pioneer Natural Resources Co. 7.5% 4/15/12	Ba1	2,000	2,010
Stone Energy Corp. 8.25% 12/15/11	B2	2,000	2,070
Tesoro Petroleum Corp.:
9% 7/1/08	B1	815	811
9.625% 11/1/08	B1	815	825
9.625% 4/1/12 (f)	B1	13,925	14,204
Vintage Petroleum, Inc. 8.25% 5/1/12 (f)	Ba3	2,000	1,998
Western Oil Sands, Inc. 8.375% 5/1/12 (f)	Ba2	2,000	2,063
			49,768
Entertainment/Film - 0.8%
Cinemark USA, Inc.:
8.5% 8/1/08	Caa2	10,485	9,961
9.625% 8/1/08	Caa2	2,510	2,510
			12,471
Environmental - 1.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	2,570	2,544
7.625% 1/1/06	Ba3	13,995	13,785
8.5% 12/1/08	Ba3	4,290	4,354
			20,683
Food and Drug Retail - 0.9%
Pathmark Stores, Inc. 8.75% 2/1/12	B2	2,130	2,210
Rite Aid Corp.:
7.125% 1/15/07	Caa3	2,000	1,500
12.5% 9/15/06	B-	10,565	9,509
			13,219
Food/Bev/Tobacco - 0.4%
Constellation Brands, Inc. 8.125% 1/15/12	Ba3	1,400	1,428
Dean Foods Co. 8.15% 8/1/07	B1	3,095	3,172
Dole Food Co., Inc. 7.25% 5/1/09 (f)	Ba1	2,000	1,990
			6,590
Gaming - 3.7%
Alliance Gaming Corp. 10% 8/1/07	B3	2,000	2,105
Coast Hotels & Casinos, Inc. 9.5% 4/1/09 (f)	B2	2,530	2,675
Hollywood Casino Shreveport/Shreveport Capital Corp. 13% 8/1/06	B3	3,900	4,232
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Gaming - continued
International Game Technology 7.875% 5/15/04	Ba1	$ 440	$ 458
Mandalay Resort Group 9.5% 8/1/08	Ba2	5,385	5,937
MGM Mirage, Inc. 9.75% 6/1/07	Ba2	4,000	4,410
Mirage Resorts, Inc. 7.25% 10/15/06	Ba1	11,500	11,599
Mohegan Tribal Gaming Authority 8% 4/1/12 (f)	Ba3	2,000	2,008
Park Place Entertainment Corp.:
7.875% 3/15/10 (f)	Ba2	3,000	3,015
8.125% 5/15/11	Ba2	5,000	5,056
Penn National Gaming, Inc. 8.875% 3/15/10	B3	5,000	5,000
Station Casinos, Inc. 8.375% 2/15/08	B1	8,330	8,601
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	B2	1,025	1,063
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	1,600	1,664
			57,823
Healthcare - 4.1%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	1,830	1,935
Columbia/HCA Healthcare Corp.:
6.91% 6/15/05	Ba1	4,200	4,268
7% 7/1/07	Ba1	6,500	6,687
Dynacare, Inc. yankee 10.75% 1/15/06	B2	10,623	10,995
Fountain View, Inc. 11.25% 4/15/08 (i)	-	17,360	9,027
Hanger Orthopedic Group, Inc. 10.375% 2/15/09 (f)	B2	1,040	1,105
Service Corp. International (SCI):
6% 12/15/05	B1	2,910	2,619
7.375% 4/15/04	B1	8,640	8,424
Triad Hospitals, Inc. 8.75% 5/1/09	B1	7,675	8,183
Unilab Corp. 12.75% 10/1/09	B3	8,395	10,074
			63,317
Homebuilding/Real Estate - 1.7%
Champion Home Builders Co. 11.25% 4/15/07 (f)	B2	2,000	2,020
Corrections Corp. of America 9.875% 5/1/09 (f)	B2	1,090	1,125
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09 (f)	Ba3	5,000	5,138
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	$ 2,660	$ 2,594
8% 2/1/09	Ba1	3,110	3,063
8.5% 4/15/12 (f)	Ba1	3,000	2,993
KB Home 8.625% 12/15/08	Ba3	2,000	2,050
Lennar Corp. 9.95% 5/1/10	Ba1	1,090	1,221
LNR Property Corp. 9.375% 3/15/08	Ba3	1,000	1,030
WCI Communities, Inc. 10.625% 2/15/11	B1	4,440	4,751
			25,985
Hotels - 2.0%
HMH Properties, Inc. 7.875% 8/1/08	Ba3	14,580	14,325
Host Marriott LP 8.375% 2/15/06	Ba3	12,040	12,100
ITT Corp.:
6.75% 11/15/03	Ba1	560	561
6.75% 11/15/05	Ba1	1,600	1,584
RFS Partnership LP/RFS Financing, Inc. 9.75% 3/1/12 (f)	B1	1,740	1,801
			30,371
Leisure - 1.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	14,000	14,175
Premier Parks, Inc. 9.75% 6/15/07	B3	5,500	5,754
			19,929
Metals/Mining - 3.1%
Better Minerals & Aggregates Co. 13% 9/15/09	B3	21,015	21,488
Century Aluminum Co. 11.75% 4/15/08	Ba3	4,050	4,374
Cyprus Amax Minerals Co.:
6.625% 10/15/05	Baa3	800	764
7.375% 5/15/07	Baa3	2,500	2,388
Phelps Dodge Corp.:
7.125% 11/1/27	Baa3	18,500	13,690
8.75% 6/1/11	Baa3	5,030	5,055
			47,759
Paper - 0.9%
Container Corp. of America 9.75% 4/1/03	B2	7,380	7,601
Georgia-Pacific Group:
8.125% 5/15/11	Baa3	1,860	1,832
8.875% 5/15/31	Baa3	320	306
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Paper - continued
Graphic Packaging Corp. 8.625% 2/15/12 (f)	B2	$ 960	$ 1,003
Mail-Well I Corp. 9.625% 3/15/12 (f)	B1	2,810	2,852
			13,594
Publishing/Printing - 2.7%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	15,420	15,343
CanWest Media, Inc. 10.625% 5/15/11	B2	6,065	6,550
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	9,662	9,179
K-III Communications Corp. 8.5% 2/1/06	B1	9,445	8,453
PRIMEDIA, Inc. 8.875% 5/15/11	B1	2,000	1,750
			41,275
Railroad - 1.1%
TFM SA de CV:
0% 6/15/09 (d)	B1	3,175	2,945
10.25% 6/15/07	B1	14,980	14,194
			17,139
Restaurants - 3.4%
Domino's, Inc. 10.375% 1/15/09	B3	18,190	19,645
Friendly Ice Cream Corp. 10.5% 12/1/07	B3	9,750	9,311
NE Restaurant, Inc. 10.75% 7/15/08	B3	12,280	10,561
Tricon Global Restaurants, Inc. 8.5% 4/15/06	Ba1	12,000	12,480
			51,997
Shipping - 1.3%
Teekay Shipping Corp. 8.875% 7/15/11	Ba2	5,000	5,225
Transport Maritima Mexicana SA de CV yankee 9.5% 5/15/03	B2	16,020	14,418
			19,643
Steels - 0.1%
Steel Dynamics, Inc. 9.5% 3/15/09 (f)	B2	1,690	1,791
Super Retail - 1.2%
AutoNation, Inc. 9% 8/1/08	Ba2	3,000	3,188
JCPenney Co., Inc.:
7.4% 4/1/37	Ba2	1,540	1,502
7.6% 4/1/07	Ba2	4,150	4,109
Kmart Corp.:
8.375% 7/1/22 (i)	Ca	4,502	2,116
9.875% 6/15/08 (f)(i)	Ca	4,000	1,880
12.5% 3/1/05 (i)	Ca	9,880	4,545
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Super Retail - continued
Macsaver Financial Services, Inc.:
7.4% 2/15/03 (i)	-	$ 2,090	$ 21
7.6% 8/1/07 (i)	-	14,010	420
7.875% 8/1/03 (i)	-	15,180	455
PETCO Animal Supplies, Inc. 10.75% 11/1/11 (f)	B3	830	896
			19,132
Technology - 3.8%
Anteon Corp. 12% 5/15/09	B3	3,772	4,187
ChipPAC International Ltd. 12.75% 8/1/09	B3	7,000	7,630
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	B3	15,000	15,600
Fairchild Semiconductor Corp. 10.125% 3/15/07	B2	2,500	2,613
Flextronics International Ltd. 9.875% 7/1/10	Ba2	1,000	1,080
Lucent Technologies, Inc.:
5.5% 11/15/08	B2	575	414
7.25% 7/15/06	B2	2,985	2,433
Micron Technology, Inc. 6.5% 9/30/05 (h)	Ba2	16,000	14,760
Solectron Corp. 9.625% 2/15/09	Ba1	3,000	3,030
Xerox Capital (Europe) PLC 5.875% 5/15/04	Ba1	7,358	6,659
			58,406
Telecommunications - 5.8%
American Tower Corp. 9.375% 2/1/09	Caa1	6,920	4,913
Call-Net Enterprises, Inc. yankee 10.625% 12/31/08	Caa3	2,133	1,643
Crown Castle International Corp. 10.75% 8/1/11	B3	13,830	12,724
Dobson Communications Corp. 10.875% 7/1/10	B3	1,340	1,240
Hyperion Telecommunications, Inc.:
12% 11/1/07 (i)	C	10,055	101
12.25% 9/1/04 (i)	Ca	4,000	800
Lucent Technologies, Inc. 6.45% 3/15/29	B2	680	425
Millicom International Cellular SA 13.5% 6/1/06	Caa1	29,884	15,689
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	3,500	2,345
0% 2/15/08 (d)	B1	1,785	1,125
9.375% 11/15/09	B1	27,450	19,078
12% 11/1/08	B1	11,000	8,470
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Satelites Mexicanos SA de CV 6.34% 6/30/04 (f)(g)	B1	$ 2,866	$ 2,551
SBA Communications Corp. 10.25% 2/1/09	B3	6,070	4,249
SpectraSite Holdings, Inc. 0% 4/15/09 (d)	Caa3	850	289
TeleCorp PCS, Inc. 10.625% 7/15/10	Baa3	2,870	3,243
Tritel PCS, Inc. 10.375% 1/15/11	Baa3	6,765	7,442
Triton PCS, Inc. 8.75% 11/15/11	B2	2,000	1,850
WorldCom, Inc. 7.5% 5/15/11	Baa2	3,990	1,875
			90,052
TOTAL NONCONVERTIBLE BONDS			1,165,209
TOTAL CORPORATE BONDS (Cost $1,305,504)			1,238,865
Asset-Backed Securities - 0.0%

Airplanes pass thru trust certificate 10.875% 3/15/19 (Cost $2,037)	B2	2,672	374
Commercial Mortgage Securities - 0.3%

Morgan Stanley Capital I, Inc. Series 1998-HF2 Class F, 6.01% 11/15/30 (f) (Cost $4,156)	-	5,000	4,381
Common Stocks - 2.0%
	Shares
Cable TV - 0.9%
EchoStar Communications Corp. Class A (a)	500,860	13,623
Consumer Services - 0.3%
Spincycle LLC:
Class A	418,003	3,787
Class F	2,936	27
		3,814
Containers - 0.0%
Trivest 1992 Special Fund Ltd. (h)	13,662,268	273
Diversified Financial Services - 0.0%
ECM Corp. LP (f)	5,400	464
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Food and Drug Retail - 0.6%
Pathmark Stores, Inc. (a)	406,192	$ 9,058
Pathmark Stores, Inc. warrants 9/19/10 (a)	66,874	471
Rite Aid Corp.	68,436	217
		9,746
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (h)	79,800	0
Class B (h)	19,817	0
Telecommunications - 0.0%
Call-Net Enterprises, Inc. Class B (a)	102,515	277
McCaw International Ltd. warrants 4/16/07 (a)(f)	64,950	0
Nextel Communications, Inc.	56,340	310
Ono Finance PLC rights 5/31/09 (a)(f)	7,460	1
		588
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B	143,778	2,768
TOTAL COMMON STOCKS (Cost $20,021)		31,276
Nonconvertible Preferred Stocks - 5.0%

Automotive - 0.0%
Cambridge Industries, Inc. (liquidation trust)	2,303,017	5
Banks and Thrifts - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	33,690	842
Broadcasting - 0.4%
Granite Broadcasting Corp. $127.50 pay-in-kind	12,001	6,601
Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	10,430	9,815
Homebuilding/Real Estate - 0.4%
Swerdlow Real Estate Group, Inc.:
junior (h)	19,817	0
mezzanine (h)	79,800	0
senior (h)	79,800	6,648
Publishing/Printing - 0.7%
PRIMEDIA, Inc.:
Series D, $10.00	187,070	8,792
Series F, $9.20	60,000	2,580
		11,372
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Technology - 0.1%
Ampex Corp. 8% non-cumulative	572	$ 892
Telecommunications - 2.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	10,000	4,800
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	29,761	13,839
Series E, $111.25 pay-in-kind	61,387	23,020
		41,659
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $147,515)		77,834
Floating Rate Loans - 2.7%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)
Cable TV - 0.3%
Charter Communication Operating LLC Tranche B term loan 4.69% 3/18/08 (g)	Ba3	$ 5,000	4,763
Chemicals - 0.8%
Huntsman Corp.:
Tranche B term loan 7.125% 6/30/04 (g)	-	1,850	1,591
Tranche C term loan 7.375% 12/31/05 (g)	-	12,329	10,480
			12,071
Containers - 0.1%
Owens-Illinois, Inc. term loan 4.36% 3/31/04 (g)	B2	746	745
Environmental - 0.5%
Allied Waste North America, Inc.:
Tranche B term loan 4.7701% 7/21/06 (g)	Ba3	3,596	3,569
Tranche C term loan 5.0497% 7/21/07 (g)	Ba3	4,314	4,282
			7,851
Hotels - 0.8%
Wyndham International, Inc. term loan 6.625% 6/30/06 (g)	-	12,424	12,113
Telecommunications - 0.2%
American Tower LP Tranche B term loan 4.97% 12/31/07 (g)	B2	3,750	3,506
TOTAL FLOATING RATE LOANS (Cost $38,187)			41,049
Money Market Funds - 8.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.85% (c) (Cost $133,511)	133,510,906	$ 133,511
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $1,650,931)		1,527,290
NET OTHER ASSETS - 1.6%		24,810
NET ASSETS - 100%		$ 1,552,100
Legend
(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser.

(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $191,872,000 or 12.4% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 3/25/99	$ 12,600
Swerdlow Real Estate Group, Inc.: Class A	1/15/99	$ 11
Class B	1/15/99	$ 3
junior	1/15/99	$ 3
mezzanine	1/15/99	$ 79
senior	1/15/99	$ 7,619
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
(i) Non-income producing-issuer filed for bankruptcy or is in default of interest payments.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.1%	AAA, AA, A	1.1%
Baa	3.0%	BBB	7.6%
Ba	28.3%	BB	26.0%
B	40.2%	B	38.9%
Caa	5.2%	CCC	3.8%
Ca, C	1.7%	CC, C	1.1%
		D	0.6%
The percentage not rated by Moody's or S&P amounted to 3.8%. FMR has determined that unrated debt securities that are lower quality account for 3.8% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $1,081,810,000 and $1,436,257,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $30,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,681,000 or 1.4% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $47,184,000. The weighted average interest rate was 3.98%. Interest earned from the interfund lending program amounted to $37,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $9,664,000. The weighted average interest rate was 2.75%. At period end there were no bank borrowings outstanding.

Loans & Other Direct Debt Instruments
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $41,049,000 or 2.7% of net assets.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $1,637,283,000. Net unrealized depreciation aggregated $109,993,000, of which $87,402,000 related to appreciated investment securities and $197,395,000 related to depreciated investment securities.

At April 30, 2002, the fund had a capital loss carryforward of approximately $826,612,000 of which $364,633,000 and $461,979,000 will expire on April 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending April 30, 2003 approximately $181,552,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2002
Assets
Investment in securities, at value (cost $1,650,931) - See accompanying schedule		$ 1,527,290
Cash		308
Receivable for investments sold		11,655
Receivable for fund shares sold		824
Dividends receivable		918
Interest receivable		33,039
Other receivables		57
Total assets		1,574,091
Liabilities
Payable for investments purchased	$ 16,853
Payable for fund shares redeemed	1,781
Distributions payable	2,366
Accrued management fee	742
Other payables and accrued expenses	249
Total liabilities		21,991
Net Assets		$ 1,552,100
Net Assets consist of:
Paid in capital		$ 2,628,717
Undistributed net investment income		54,342
Accumulated undistributed net realized gain (loss) on investments		(1,007,317)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(123,642)
Net Assets, for 192,171 shares outstanding		$ 1,552,100
Net Asset Value, offering price and redemption price per share ($1,552,100 ÷ 192,171 shares)		$ 8.08

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income
Dividends		$ 21,771
Interest		170,285
Total income		192,056
Expenses
Management fee	$ 9,890
Transfer agent fees	2,433
Accounting fees and expenses	497
Non-interested trustees' compensation	6
Custodian fees and expenses	50
Registration fees	43
Audit	60
Legal	10
Interest	1
Miscellaneous	94
Total expenses before reductions	13,084
Expense reductions	(29)	13,055
Net investment income (loss)		179,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on: Investment securities		(518,844)
Change in net unrealized appreciation (depreciation) on: Investment securities		248,694
Net gain (loss)		(270,150)
Net increase (decrease) in net assets resulting from operations		$ (91,149)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 179,001	$ 270,615
Net realized gain (loss)	(518,844)	(552,668)
Change in net unrealized appreciation (depreciation)	248,694	(17,578)
Net increase (decrease) in net assets resulting from operations	(91,149)	(299,631)
Distributions to shareholders from net investment income	(162,430)	(219,852)
Share transactions Net proceeds from sales of shares	337,081	603,823
Reinvestment of distributions	117,189	160,015
Cost of shares redeemed	(807,924)	(1,078,668)
Net increase (decrease) in net assets resulting from share transactions	(353,654)	(314,830)
Redemption fees	1,455	1,978
Total increase (decrease) in net assets	(605,778)	(832,335)
Net Assets
Beginning of period	2,157,878	2,990,213
End of period (including undistributed net investment income of $54,342 and undistributed net investment income of $125,881, respectively)	$ 1,552,100	$ 2,157,878
Other Information Shares
Sold	40,278	59,327
Issued in reinvestment of distributions	14,028	15,712
Redeemed	(95,502)	(105,890)
Net increase (decrease)	(41,196)	(30,851)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.250	$ 11.320	$ 13.080	$ 13.640	$ 12.480
Income from Investment Operations
Net investment income (loss) B	.881 D	1.104	1.192	1.153	1.133
Net realized and unrealized gain (loss)	(1.256) D	(2.285)	(1.763)	(.344)	1.431
Total from investment operations	(.375)	(1.181)	(.571)	.809	2.564
Distributions from net investment income	(.802)	(.897)	(1.017)	(1.083)	(1.100)
Distributions from net realized gain	-	-	-	(.300)	(.310)
Distributions in excess of net realized gain	-	-	(.093)	-	-
Distributions from return of capital	-	-	(.088)	-	-
Total distributions	(.802)	(.897)	(1.198)	(1.383)	(1.410)
Redemption fees added to paid in capital B	.007	.008	.009	.014	.006
Net asset value, end of period	$ 8.080	$ 9.250	$ 11.320	$ 13.080	$ 13.640
Total Return A	(3.86)%	(10.77)%	(4.48)%	6.91%	21.62%
Ratios to Average Net Assets C
Expenses before expense reductions	.76%	.74%	.75%	.80%	.80%
Expenses net of voluntary waivers, if any	.76%	.74%	.75%	.80%	.80%
Expenses net of all reductions	.76%	.74%	.74%	.80%	.80%
Net investment income (loss)	10.44% D	10.68%	9.85%	9.20%	8.57%
Supplemental Data
Net assets, end of period (in millions)	$ 1,552	$ 2,158	$ 2,990	$ 3,374	$ 3,139
Portfolio turnover rate	69%	60%	50%	68%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.081 and decrease net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income to average net assets would have been 9.49%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity High Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid price in the principal market (sales price if the principal market is an exchange) in which such securities are normally traded, as determined by recognized dealers in such securities or by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. Equity securities for which market quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for defaulted bonds, market discount, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of April 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 18,406,000
Capital loss carryforwards	$ 826,612,000

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 162,430,000

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 270 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $24,208,000 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on May 1, 2001.

The effect of this change during the period, was to increase net investment income by $16,371,000; decrease net unrealized appreciation/depreciation by $7,767,000; and decrease net realized gain (loss) by $8,604,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting Fees. FSC, an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,212,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,000 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $25,000.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Fixed- Income Trust and the Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity High Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 21, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of High Income Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of High Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-
2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of High Income Fund. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

Frederick D. Hoff, Jr. (37)
Year of Election or Appointment: 2000 Vice President of High Income Fund. Prior to assuming his current responsibilities, Mr. Hoff served as a portfolio assistant for a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of High Income Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of High Income Fund. She also serves as Treasurer of other Fidelity Funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of High Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of High Income Fund. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of High Income Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 0.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SPH-ANN-0602 157004
1.703464.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Short-Term Bond

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Short-Term Bond	5.88%	35.04%	72.70%
LB 1-3 Year Govt/Credit Bond	6.56%	37.95%	82.32%
Short Investment Grade Debt Funds Average	5.06%	32.80%	74.11%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 1-3 Year Government/Credit Bond Index - an unmanaged market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. To measure how the fund's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 119 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Short-Term Bond	5.88%	6.19%	5.62%
LB 1-3 Year Govt/Credit Bond	6.56%	6.65%	6.19%
Short Investment Grade Debt Funds Average	5.06%	5.83%	5.69%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,270 - a 72.70% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Credit Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,232 - an 82.32% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended April 30,
	2002	2001	2000	1999	1998
Dividend returns	4.96%	6.53%	5.86%	5.85%	6.40%
Capital returns	0.92%	2.96%	-2.65%	-0.23%	0.46%
Total returns	5.88%	9.49%	3.21%	5.62%	6.86%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.34¢	20.04¢	42.30¢
Annualized dividend rate	4.63%	4.59%	4.81%
30-day annualized yield	4.53%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.77 over the past one month, $8.80 over the past six months and $8.79 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For the 12-month period that ended April 30, 2002, nearly all major investment-grade bond indexes - from spread sector benchmarks to government bond performance measures - recorded similar gains. In fact, of the five benchmarks to be addressed, less than one percentage point separated the top and bottom performers. Overall during the past year, the taxable-bond market advanced 7.84%, as measured by the Lehman Brothers® Aggregate Bond Index. Within the aggregate, mortgage securities offered the highest return, based on the 8.25% gain of the Lehman Brothers Mortgage-Backed Securities Index. At the other end of the spectrum, the Lehman Brothers Treasury Bond Index's return of 7.29% only marginally trailed mortgage bond performance. In between, the Lehman Brothers U.S. Agency and Credit Bond indexes were up 7.89% and 7.45%, respectively. In general, bonds performed better in the first half of the period than in the second. Early on, fixed-income securities offered relative stability amid the equity market turmoil, plunging economy and, later, the shock of the 9/11 tragedy. But shortly after that event, the economic outlook began to brighten, stocks rebounded - albeit sporadically - and the Federal Reserve Board switched out of its easing mode. In response, bonds gave up some of their gains in the latter half of the one-year period.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Short-Term Bond Fund

Q. How did the fund perform, Andy?

A. For the 12-month period that ended April 30, 2002, the fund had a total return of 5.88%. To get a sense of how the fund did relative to its competitors, the return for the short investment grade debt funds average as tracked by Lipper Inc. was 5.06%. Additionally, the Lehman Brothers 1-3 Year Government/Credit Bond Index returned 6.56%.

Q. What helped the fund generally keep pace with its peers and benchmark during the past six months?

A. My decision to keep significant investments in mortgage securities worked in the fund's favor. The fund's stake in commercial mortgage-backed securities (CMBS) performed particularly well. Amid low interest rates and increased aversion to credit risk, there was a growing demand for relatively high-yielding, high-quality investments, including mortgage securities. The more conventional mortgage securities made up of home loans - known as "pass-throughs" - performed well for those reasons. These securities got an added boost when concerns about refinancings, or prepayments, subsided as interest rates overall became more stable. Increased refinancing activity typically makes investors uncomfortable because they can have securities called away from them and be forced to reinvest at lower rates. The fund's stake in asset-backed securities also helped, boosted by strong demand for relatively high-yielding, high-quality securities.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Treasury securities made up about 41% of the Lehman Brothers index at the end of the period, but only about 8.5% of the fund's net assets. What was behind your decision to underweight that sector so significantly?

A. I felt that higher-yielding securities - such as mortgage and asset-backed securities - offered better total return potential. Furthermore, I was concerned that Treasuries would come under pressure - which they have recently - in response to expectations for a stronger economy. Finally, the supply of Treasuries is expected to grow, which has put additional pressure on their prices. The government has suspended its buyback program of retiring outstanding debt, and issuance will rise in response to new budget deficits.

Q. Were there any disappointments?

A. As a group, corporate securities posted disappointing returns during the period due to the ripple effects of the collapse of Enron, questions about accounting practices, concerns about weakness in the telecommunications sector and generally worse-than-expected financial results. Among the fund's worst performers in this environment were its utility and telecommunications holdings. That said, I purchased - when possible - bonds issued by operating companies, rather than their holding companies, a strategy that was rewarded by the market.

Q. Why did the market reward that strategy?

A. Some utility and telecommunications companies have valuable assets that could be sold off for cash if those companies run into difficulty. Holders of bonds from operating companies have a priority claim to the proceeds of asset sales which helps the bonds issued by operating companies to trade, under certain circumstances, at higher prices than those issued by holding companies.

Q. What's your outlook?

A. I'm optimistic about the outlook for corporate bonds given their attractive valuations and evidence that the economy is strengthening. That said, the corporate market likely will be subject to continued volatility as investors sort through concerns about corporate funding needs, accounting practices and debt loads. Security selection and diversification will continue to be very important in this sector. As for the rest of the bond market, I believe that securities offering a yield advantage over Treasuries will continue to outperform, although their upside is less given the appreciation they've enjoyed recently.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Facts

Goal: high level of current income, consistent with preservation of capital

Fund number: 450

Trading symbol: FSHBX

Start date: September 15, 1986

Size: as of April 30, 2002, more than $3.2 billion

Manager: Andrew Dudley, since 1997; manager, Spartan Short-Term Bond Fund and Fidelity Advisor Short-Fixed Income Fund, since 1997; Fidelity Advisor Intermediate Bond Fund, since 1999; joined Fidelity in 1996

3

Andrew Dudley on yield versus total return:

"It's tempting to judge a bond fund's performance solely by its yield, meaning the income that it distributes to investors. But it's important to remember that yield is a forward-looking number; it represents the return that a given bond fund would pay if the perceived credit risk of its underlying bonds does not change. Another, and possibly better, way to evaluate a bond fund is by its historical total return, which includes both its yield and the actual change in price of the bonds the fund owns. Looked at over time, total return can be a good indication of the consistency of the fund's past performance. Some bond funds may have very high yields, but lackluster total returns. In fact, it's even possible that a given fund that had a very high yield could later deliver a negative total return. Furthermore, a very high yield may serve as a warning flag that a fund's risk profile is relatively high.

"Higher-yielding bonds often have some measure of added risk, be it a heightened sensitivity to changes in interest rates or lower credit quality. Longer-term bonds, for example, tend to have higher yields because they are more sensitive to changes in interest rates. Lower-quality bonds pay investors higher yields because there is a greater chance of the bond issuer experiencing credit problems."

Annual Report

Investment Changes

Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	44.7	52.8
Aa	7.7	7.9
A	17.8	15.5
Baa	22.6	18.8
Ba and Below	0.2	0.5
Not Rated	0.6	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of April 30, 2002
6 months ago
Years	2.3	2.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	1.8	1.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Corporate Bonds 39.9%		Corporate Bonds 37.2%
	U.S. Government and Government Agency Obligations 15.7%		U.S. Government and Government Agency Obligations 28.0%
	Asset-Backed Securities 19.9%		Asset-Backed Securities 16.1%
	CMOs and Other Mortgage Related Securities 16.5%		CMOs and Other Mortgage Related Securities 12.9%
	Other Investments 2.4%		Other Investments 2.3%
	Short-Term Investments and Net Other Assets 5.6%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	6.8%	** Foreign investments	6.3%
* Futures Contracts	(0.5)%	** Futures Contracts	0.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 38.9%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 3.8%
Auto Components - 0.6%
DaimlerChrysler North America Holding Corp.:
2.18% 8/23/02 (d)	A3	$ 6,000	$ 5,996
6.9% 9/1/04	A3	2,000	2,079
7.4% 1/20/05	A3	2,800	2,937
7.75% 5/27/03	A3	6,675	6,922
7.75% 6/15/05	A3	3,780	4,013
			21,947
Media - 2.9%
AOL Time Warner, Inc.:
6.125% 4/15/06	Baa1	8,600	8,419
6.15% 5/1/07	Baa1	7,000	6,789
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	5,500	5,457
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	7,040	7,348
Continental Cablevision, Inc.:
8.3% 5/15/06	Baa2	2,400	2,528
8.625% 8/15/03	Baa2	4,250	4,433
Cox Communications, Inc.:
6.875% 6/15/05	Baa2	8,482	8,678
7.5% 8/15/04	Baa2	7,200	7,487
Gannett Co., Inc. 4.95% 4/1/05	A2	7,150	7,233
News America Holdings, Inc. 8.5% 2/15/05	Baa3	16,010	17,356
TCI Communications, Inc.:
8% 8/1/05	Baa2	9,250	9,752
8.65% 9/15/04	Baa2	700	746
Time Warner, Inc.:
7.75% 6/15/05	Baa1	4,700	4,933
7.975% 8/15/04	Baa1	2,997	3,172
			94,331
Multiline Retail - 0.2%
Federated Department Stores, Inc. 8.125% 10/15/02	Baa1	6,570	6,713
Textiles, Apparel & Lux. Goods - 0.1%
Jones Apparel Group, Inc. 7.5% 6/15/04	Baa2	3,200	3,366
TOTAL CONSUMER DISCRETIONARY			126,357
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.7%
Fred Meyer, Inc.:
7.15% 3/1/03	Baa3	$ 5,000	$ 5,151
7.375% 3/1/05	Baa3	17,000	18,086
			23,237
Food Products - 0.4%
ConAgra Foods, Inc. 6% 9/15/06	Baa1	4,400	4,485
Kellogg Co. 5.5% 4/1/03	Baa2	8,300	8,458
			12,943
Tobacco - 1.0%
Philip Morris Companies, Inc.:
6.8% 12/1/03	A2	4,680	4,882
7% 7/15/05	A2	6,000	6,338
7.5% 4/1/04	A2	11,100	11,794
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	10,945	11,278
			34,292
TOTAL CONSUMER STAPLES			70,472
ENERGY - 1.6%
Energy Equipment & Services - 0.4%
Petroliam Nasional BHD (Petronas) yankee:
7.125% 10/18/06 (b)	Baa1	3,650	3,895
8.875% 8/1/04 (b)	Baa1	8,750	9,597
			13,492
Oil & Gas - 1.2%
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	Baa2	5,600	5,845
Kerr-McGee Corp. 5.375% 4/15/05	Baa2	8,000	8,106
Petroleos Mexicanos 6.5% 2/1/05 (b)	Baa1	6,055	6,206
The Coastal Corp. 6.2% 5/15/04	Baa2	11,842	11,970
Valero Energy Corp. 6.125% 4/15/07	Baa2	5,900	5,978
			38,105
TOTAL ENERGY			51,597
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - 19.8%
Banks - 6.3%
Abbey National First Capital BV yankee 8.2% 10/15/04	Aa3	$ 12,400	$ 13,521
Bank of America Corp.:
4.75% 10/15/06	Aa2	2,495	2,462
7.125% 9/15/06	Aa2	8,850	9,547
7.875% 5/16/05	Aa2	6,700	7,354
Bank One Corp. 7.625% 8/1/05	Aa3	8,855	9,612
BankBoston Corp. 6.625% 2/1/04	A2	3,065	3,198
Capital One Bank:
6.5% 7/30/04	Baa2	5,315	5,377
6.62% 8/4/03	Baa2	3,350	3,392
6.65% 3/15/04	Baa3	4,000	4,065
Chase Manhattan Corp. 5.75% 4/15/04	Aa3	10,800	11,144
Crestar Finanical Corp. 8.75% 11/15/04	A2	3,000	3,324
Den Danske Bank Group AS 6.55% 9/15/03 (b)	Aa3	6,500	6,784
Dime Bancorp, Inc. 9% 12/19/02	A3	2,350	2,436
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (b)	Ba3	2,486	2,386
First National Boston Corp. 8% 9/15/04	A1	3,157	3,402
First Security Corp. 5.875% 11/1/03	Aa2	1,750	1,814
First Union Corp.:
6.95% 11/1/04	A1	4,200	4,468
7.7% 2/15/05	A1	10,000	10,790
Fleet Financial Group, Inc.:
7.125% 4/15/06	A2	7,125	7,528
8.125% 7/1/04	A2	5,000	5,405
FleetBoston Financial Corp. 7.25% 9/15/05	A1	10,365	11,151
Korea Development Bank:
7.125% 4/22/04	A3	2,600	2,742
7.375% 9/17/04	A3	3,140	3,346
Long Island Savings Bank FSB 7% 6/13/02	Baa2	5,000	5,027
Mellon Bank NA, Pittsburgh 6.5% 8/1/05	A1	3,250	3,465
National Australia Bank Ltd. yankee 6.4% 12/10/07 (d)	A1	6,300	6,355
National Westminster Bancorp 9.375% 11/15/03	Aa2	3,800	4,139
NationsBank Corp.:
6.875% 2/15/05	Aa3	1,500	1,591
7.625% 4/15/05	Aa3	7,500	8,094
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
PNC Funding Corp.:
5.75% 8/1/06	A2	$ 4,315	$ 4,374
6.95% 9/1/02	A2	6,500	6,597
Royal Bank of Scotland Group PLC 7.816% 11/29/49	A1	9,650	10,296
Wells Fargo & Co.:
4.25% 8/15/03	Aa2	4,230	4,282
6.625% 7/15/04	Aa2	14,545	15,355
7.2% 5/1/03	Aa2	2,250	2,344
			207,167
Diversified Financials - 10.2%
Abbey National PLC 6.69% 10/17/05	Aa3	900	945
American General Finance Corp. 6.75% 11/15/04	A1	10,700	11,323
Amvescap PLC:
6.375% 5/15/03	A2	10,350	10,634
6.6% 5/15/05	A2	6,200	6,486
Citigroup, Inc. 6.75% 12/1/05	Aa1	30,400	32,260
Conoco Funding Co. 5.45% 10/15/06	Baa1	10,440	10,496
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	1,445	1,472
5.25% 6/15/04	A3	735	748
6.85% 6/15/04	A3	22,608	23,796
Ford Motor Credit Co.:
5.75% 2/23/04	A3	8,700	8,782
6.5% 1/25/07	A3	14,230	14,138
7.5% 3/15/05	A3	11,800	12,244
7.6% 8/1/05	A3	7,500	7,776
General Motors Acceptance Corp.:
6.125% 9/15/06	A2	2,225	2,251
6.38% 1/30/04	A2	9,000	9,283
6.75% 1/15/06	A2	11,880	12,272
7.5% 7/15/05	A2	9,455	10,045
Goldman Sachs Group LP 7.2% 11/1/06 (b)	A1	1,500	1,608
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	15,030	16,260
Household Finance Corp. 6.5% 1/24/06	A2	3,940	4,041
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	2,255	2,239
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.: - continued
5.625% 8/15/06	Aa3	$ 2,850	$ 2,885
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	A2	5,695	5,868
6.625% 4/1/04	A2	4,350	4,548
6.625% 2/5/06	A2	1,000	1,045
7.75% 1/15/05	A2	5,000	5,384
Mellon Funding Corp. 7.5% 6/15/05	A1	4,500	4,911
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	8,900	9,168
Morgan Stanley Dean Witter & Co.:
6.1% 4/15/06	Aa3	15,900	16,362
7.75% 6/15/05	Aa3	3,050	3,312
NiSource Finance Corp. 7.5% 11/15/03	Baa3	13,250	13,135
Popular North America, Inc. 6.125% 10/15/06	A3	7,835	7,800
Powergen US Funding LLC 4.5% 10/15/04	Baa1	14,160	14,137
Reed Elsevier Capital, Inc. 6.125% 8/1/06	A3	1,730	1,777
Sears Roebuck Acceptance Corp. 6% 3/20/03	A3	2,175	2,226
Sprint Capital Corp.:
5.7% 11/15/03	Baa2	13,190	12,731
5.875% 5/1/04	Baa2	24,380	23,175
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	2,190	2,242
Washington Mutual Finance Corp. 8.25% 6/15/05	A3	6,000	6,579
			336,384
Insurance - 0.7%
Allstate Corp. 7.875% 5/1/05	A1	5,150	5,636
New York Life Insurance Co. 6.4% 12/15/03 (b)	Aa3	13,250	13,846
St. Paul Companies, Inc. 5.75% 3/15/07	A2	2,535	2,563
			22,045
Real Estate - 2.6%
AMB Property LP 7.2% 12/15/05	Baa1	5,040	5,249
Arden Realty LP 8.875% 3/1/05	Baa3	9,925	10,472
AvalonBay Communities, Inc.:
6.5% 7/15/03	Baa1	1,600	1,650
6.58% 2/15/04	Baa1	2,435	2,525
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	4,785	4,926
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	1,530	1,569
7.125% 3/15/04	Baa2	4,700	4,882
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	$ 4,100	$ 4,248
EOP Operating LP:
6.5% 1/15/04	Baa1	7,000	7,210
7.375% 11/15/03	Baa1	5,900	6,151
8.375% 3/15/06	Baa1	5,700	6,193
ERP Operating LP 7.1% 6/23/04	Baa1	14,853	15,561
Merry Land & Investment Co., Inc. 7.25% 6/15/05	Baa1	2,400	2,526
ProLogis Trust 6.7% 4/15/04	Baa1	11,545	11,921
			85,083
TOTAL FINANCIALS			650,679
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.4%
Raytheon Co.:
5.7% 11/1/03	Baa3	2,070	2,111
7.9% 3/1/03	Baa3	8,805	9,065
			11,176
Air Freight & Logistics - 0.4%
Federal Express Corp. pass thru trust certificate 7.53% 9/23/06	A3	5,422	5,701
FedEx Corp. 6.625% 2/12/04	Baa2	5,350	5,555
			11,256
Machinery - 0.6%
Tyco International Group SA yankee 6.375% 6/15/05	Baa2	24,250	20,677
Road & Rail - 0.9%
CSX Corp.:
5.85% 12/1/03	Baa2	4,525	4,675
7.05% 5/1/02	Baa2	5,100	5,100
Norfolk Southern Corp. 6.95% 5/1/02	Baa1	3,100	3,100
Union Pacific Corp.:
6.34% 11/25/03	Baa3	7,330	7,606
7.6% 5/1/05	Baa3	9,570	10,341
			30,822
TOTAL INDUSTRIALS			73,931
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.3%
Computers & Peripherals - 0.3%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	$ 9,465	$ 9,539
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
Abitibi-Consolidated, Inc. yankee 8.3% 8/1/05	Baa3	1,565	1,609
Georgia-Pacific Group 9.95% 6/15/02	Baa3	2,500	2,502
Weyerhaeuser Co. 5.5% 3/15/05 (b)	Baa2	8,500	8,603
			12,714
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 4.4%
AirTouch Communications, Inc. 6.35% 6/1/05	A2	4,200	4,340
AT&T Corp.:
5.625% 3/15/04	A3	21,810	21,617
6.5% 11/15/06 (b)	A3	20,000	19,162
British Telecommunications PLC:
3.295% 12/15/03 (d)	Baa1	6,700	6,712
7.875% 12/15/05	Baa1	10,950	11,740
Citizens Communications Co.:
6.375% 8/15/04	Baa2	11,600	11,757
8.5% 5/15/06	Baa2	10,130	10,623
Deutsche Telekom International Finance BV 7.75% 6/15/05	Baa1	7,650	8,067
Koninklijke KPN NV yankee 7.5% 10/1/05	Baa3	10,600	10,900
SBC Communications, Inc. 5.75% 5/2/06	Aa3	6,580	6,707
Telecomunicaciones de Puerto Rico, Inc. 6.15% 5/15/02	Baa1	13,190	13,203
Telefonica Europe BV 7.35% 9/15/05	A2	935	996
TELUS Corp. 7.5% 6/1/07	Baa2	4,060	4,130
U.S. West Communications 7.2% 11/1/04	Baa2	16,100	15,182
			145,136
Wireless Telecommunication Services - 0.3%
AT&T Wireless Services, Inc. 7.35% 3/1/06	Baa2	9,975	9,971
TOTAL TELECOMMUNICATION SERVICES			155,107
UTILITIES - 3.9%
Electric Utilities - 2.8%
Avon Energy Partners Holdings 6.73% 12/11/02 (b)	Baa2	7,700	7,821
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Commonwealth Edison Co. 7% 7/1/05	A3	$ 2,260	$ 2,407
Detroit Edison Co. 5.05% 10/1/05	A3	2,940	2,947
Dominion Resources, Inc. 6% 1/31/03	Baa1	5,000	5,085
FirstEnergy Corp. 5.5% 11/15/06	Baa2	6,630	6,346
Illinois Power Co. 6% 9/15/03	Baa2	4,750	4,717
Niagara Mohawk Power Corp.:
5.875% 9/1/02	Baa2	6,000	6,050
7.375% 8/1/03	Baa2	5,800	6,056
8% 6/1/04	Baa2	9,100	9,695
Philadelphia Electric Co.:
6.5% 5/1/03	A2	2,527	2,611
6.625% 3/1/03	A2	1,800	1,847
Progress Energy, Inc. 6.55% 3/1/04	Baa1	13,200	13,674
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	5,900	5,978
Texas Utilities Electric Co.:
6.75% 3/1/03	A3	1,866	1,918
8% 6/1/02	A3	5,202	5,220
8.25% 4/1/04	A3	1,440	1,532
TXU Corp. 6.375% 6/15/06	Baa3	4,570	4,630
Wisconsin Electric Power Co. 7.25% 8/1/04	Aa2	3,000	3,176
			91,710
Gas Utilities - 0.9%
Consolidated Natural Gas Co.:
5.75% 8/1/03	A3	3,720	3,789
7.375% 4/1/05	A3	4,900	5,216
Enserch Corp. 6.25% 1/1/03	Baa2	10,900	11,052
Sonat, Inc. 6.875% 6/1/05	Baa2	1,925	1,958
Williams Holdings of Delaware, Inc. 6.125% 12/1/03	Baa2	6,540	6,504
			28,519
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unreg. Pwr - 0.2%
Williams Companies, Inc.:
2.7963% 7/31/02 (b)(d)	Baa2	$ 3,000	$ 2,981
6.2% 8/1/02	Baa2	3,915	3,911
			6,892
TOTAL UTILITIES			127,121
TOTAL NONCONVERTIBLE BONDS (Cost $1,269,521)			1,277,517
U.S. Government and Government Agency Obligations - 10.8%

U.S. Government Agency Obligations - 2.5%
Fannie Mae:
0% 6/5/02 (f)	-	7,000	6,988
5.25% 6/15/06	Aaa	30,000	30,707
Freddie Mac:
5.5% 7/15/06	Aaa	21,300	21,942
6.875% 1/15/05	Aaa	2,190	2,353
7% 7/15/05	Aaa	15,000	16,229
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Series T-3, 9.625% 5/15/02	Aaa	24	24
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1995-A, 6.28% 6/15/04	Aaa	2,353	2,436
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	439	448
Private Export Funding Corp. secured 6.86% 4/30/04	Aaa	674	699
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			81,826
U.S. Treasury Obligations - 8.3%
U.S. Treasury Bonds:
10.75% 5/15/03	Aaa	16,000	17,371
11.75% 2/15/10	Aaa	44,200	53,304
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes:
3% 2/29/04	Aaa	$ 127,100	$ 126,895
3.5% 11/15/06	Aaa	955	920
5.625% 11/30/02	Aaa	15,000	15,320
7% 7/15/06	Aaa	55,000	60,597
TOTAL U.S. TREASURY OBLIGATIONS			274,407
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $352,733)			356,233
U.S. Government Agency - Mortgage Securities - 4.8%

Fannie Mae - 1.6%
6% 7/1/11	Aaa	7,010	7,219
6.5% 4/1/03 to 6/1/15	Aaa	35,409	36,663
7.5% 3/1/12 to 8/1/31	Aaa	6,747	7,124
11.5% 11/1/15	Aaa	669	761
TOTAL FANNIE MAE			51,767
Freddie Mac - 0.1%
8.5% 5/1/27 to 7/1/28	Aaa	3,076	3,318
12% 11/1/19	Aaa	159	181
TOTAL FREDDIE MAC			3,499
Government National Mortgage Association - 3.1%
7% 1/15/28 to 12/15/28	Aaa	34,289	35,540
7% 5/1/32 (c)	Aaa	65,000	67,153
8% 3/15/27	Aaa	450	480
11% 7/15/10	Aaa	2	2
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			103,175
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $157,269)			158,441
Asset-Backed Securities - 17.7%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
ABSC Nims Trust:
7% 12/17/31 (b)	Baa3	$ 3,368	$ 3,307
7.25% 4/15/31 (b)	BBB-	395	391
American Express Credit Account Master Trust 7.2% 9/15/07	Aaa	17,800	19,200
Americredit Automobile Receivables Trust:
5.01% 7/14/08	Aaa	20,500	20,840
5.37% 6/12/08	Aaa	21,000	21,591
7.02% 12/15/05	Aaa	16,000	16,622
7.15% 8/12/04	Aaa	2,727	2,782
ANRC Auto Owner Trust 7.06% 5/17/04	Aaa	6,343	6,420
AQ Finance Nim Trust:
8.835% 2/25/32 (b)	Baa2	3,445	3,421
9.5% 8/15/31 (b)	Baa3	3,330	3,311
Arcadia Automobile Receivables Trust 7.2% 6/15/07	Aaa	8,700	9,052
ARG Funding Corp. 5.88% 5/20/03 (b)	Aaa	2,701	2,715
Associates Auto Receivables Trust 6.9% 8/15/05	Aaa	10,000	10,453
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	492	494
Capital Auto Receivables Asset Trust 6.46% 7/15/06	Aaa	8,300	8,509
Capital One Auto Finance Trust 4.79% 1/15/09	Aaa	11,800	11,863
Chase Manhattan Auto Owner Trust:
4.55% 8/15/05	Aaa	14,200	14,437
5.06% 2/15/08	A2	1,755	1,782
6.48% 6/15/07	A2	3,474	3,629
Chevy Chase Auto Receivables Trust 5.97% 10/20/04	Aaa	509	511
CIT RV Trust 5.78% 7/15/08	Aaa	1,523	1,530
CSFB Nims Trust:
8% 3/27/32	BBB	4,783	4,687
8% 5/25/32 (b)	BBB	6,053	5,842
8% 7/27/32 (b)	Baa3	5,100	4,998
8% 8/27/32	Baa2	2,320	2,274
8.5% 3/27/31 (b)	BBB-	3,445	3,406
9% 11/27/30 (b)	BBB-	1,698	1,680
DaimlerChrysler Auto Trust:
6.7% 6/8/03	Aaa	1,149	1,150
6.85% 11/6/05	Aaa	15,000	15,788
Discover Card Master Trust I:
2.22% 7/18/05 (d)	A2	17,119	17,130
5.6% 5/16/06	Aaa	5,000	5,173
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Discover Card Master Trust I: - continued
5.65% 11/15/06	A2	$ 4,000	$ 4,113
6.85% 7/17/07	Aaa	16,955	18,084
Distribution Financial Services Marine Trust 6.2% 11/15/11	Aaa	3,943	4,005
EQCC Asset Backed Corp. 2.2% 10/25/31 (d)	Aaa	8,583	8,583
First Security Auto Owner Trust 6.2% 10/2/06	A3	1,503	1,524
Ford Credit Auto Owner Trust:
4.83% 2/15/05	Aaa	13,150	13,419
5.71% 9/15/05	A1	1,705	1,760
6.62% 7/15/04	Aaa	17,750	18,249
7.5% 10/15/04	A1	9,300	9,789
Harley-Davidson Motorcycle Trust 3.77% 4/17/06	Aaa	6,614	6,656
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	7,320	7,455
5.36% 9/20/04	Aaa	10,600	10,837
Household Home Equity Loan Trust 2.27% 12/22/31 (d)	Aaa	11,619	11,619
Household Private Label Credit Card Master Trust I:
2.45% 1/18/11 (d)	A1	5,900	5,900
4.95% 6/16/08	Aaa	11,700	11,968
IndyMac Nim Trust 9.25% 8/26/31 (b)(d)	BBB-	2,788	2,815
Isuzu Auto Owner Trust 4.88% 11/22/04	Aaa	4,875	4,982
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,800	8,032
Key Auto Finance Trust 5.83% 1/15/07	Aaa	8,323	8,502
Massachusetts RRB Special Purpose Trust 6.45% 9/15/05	Aaa	1,969	2,028
MBNA Master Credit Card Trust II:
6.35% 12/15/06	Aaa	8,650	9,113
7.35% 7/16/07	Aaa	9,000	9,746
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (b)	-	5,168	5,132
12.75% 10/25/31 (b)	-	3,701	3,728
Navistar Financial Owner Trust 7.34% 1/15/07	Aaa	4,500	4,727
Onyx Acceptance Owner Trust:
3.63% 11/15/05	Aaa	17,200	17,235
3.75% 4/15/06	Aaa	5,700	5,721
6.85% 8/15/07	Aaa	10,300	10,812
7.26% 5/15/07	Aaa	9,200	9,715
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Option One Mortgage Securities Corp. Nim 8.83% 6/26/32 (b)	BBB-	$ 3,841	$ 3,840
Orix Credit Alliance Receivables Trust 7.12% 5/15/04	Aaa	2,001	2,030
PP&L Transition Bonds LLC 6.83% 3/25/07	Aaa	12,600	13,353
Prime Credit Card Master Trust:
6.75% 11/15/05	Aaa	2,895	2,935
6.9% 11/15/05	A2	6,250	6,343
Sears Credit Account Master Trust II:
6.2% 7/16/07	Aaa	6,750	6,913
7% 7/15/08	Aaa	15,700	16,466
7.25% 11/15/07	Aaa	24,860	26,023
7.5% 11/15/07	A2	8,300	8,778
Sharps SP I LLC Net Margin Trust 8.5% 12/20/31 (b)	Baa2	4,714	4,677
Toyota Auto Receivables Owner Trust 6.76% 8/15/04	Aaa	12,800	13,102
Triad Auto Receivables Owner Trust 5.98% 9/17/05	Aaa	1,149	1,161
Wells Fargo Auto Trust 4.68% 2/15/05	Aaa	6,100	6,199
WFS Financial Owner Trust 6.83% 7/20/05	Aaa	7,917	8,149
TOTAL ASSET-BACKED SECURITIES (Cost $573,643)			581,206
Collateralized Mortgage Obligations - 7.9%

Private Sponsor - 0.4%
GE Capital Mortgage Services, Inc. planned amortization class Series 1998-14 Class A2, 6.35% 10/25/28	AAA	6,000	6,229
Residential Funding Mortgage Securities I, Inc.:
planned amortization class Series 1994-S12 Class A2, 6.5% 4/25/09	Aaa	329	332
Series 1996-S6 Class A9, 7% 3/25/26	AAA	5,765	5,790
TOTAL PRIVATE SPONSOR			12,351
U.S. Government Agency - 7.5%
Fannie Mae:
REMIC planned amortization class:
Series 1993-121 Class PK, 6.5% 10/25/21	Aaa	10,000	10,375
Series 1993-206 Class KA, 6.5% 12/25/22	Aaa	8,300	8,678
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Fannie Mae: - continued
REMIC planned amortization class: - continued
Series 1994-51 Class PH, 6.5% 1/25/23	Aaa	$ 4,600	$ 4,814
Series 1994-63 Class PH, 7% 6/25/23	Aaa	13,000	13,739
Series 2001-53 Class PE, 6.5% 8/31/31	Aaa	16,400	16,936
Series 2001-80 Class PH, 6% 12/25/27	Aaa	14,200	14,488
sequential pay:
Series 1998-2 Class DA, 6.5% 4/18/25	Aaa	3,193	3,241
Series 2000-41 Class MA 7.35% 4/25/29	Aaa	1,769	1,807
Series 2000-49 Class A, 8% 3/18/27	Aaa	4,263	4,561
Series 2001-17 Class AB, 6.5% 11/25/25	Aaa	8,879	8,979
Freddie Mac:
REMIC planned amortization class:
Series 1215 Class H, 7.5% 3/15/07	Aaa	7,210	7,598
Series 13 Class PJ, 4.5% 8/25/20	Aaa	3,668	3,712
Series 1385 Class H, 6.5% 8/15/07	Aaa	7,415	7,630
Series 16 Class PH, 6.75% 4/25/21	Aaa	10,800	11,260
Series 1714 Class H, 6.75% 5/15/23	Aaa	10,750	11,321
Series 1919 Class A, 6.5% 11/15/21	Aaa	5,948	6,173
Series 1948 Class PK, 7.15% 11/15/25	Aaa	2,734	2,824
Series 2004 Class C, 6.5% 12/15/23	Aaa	5,037	5,160
Series 2134 Class PC, 5.725% 4/15/11	Aaa	10,301	10,615
Series 2143 Class CH, 6% 2/15/19	Aaa	4,231	4,345
Series 2217 Class PJ, 7.5% 8/15/25	Aaa	4,009	4,107
Series 2396 Class PX, 6% 6/15/27	Aaa	14,200	14,618
sequential pay:
Series 2005 Class A, 6.5% 10/15/24	Aaa	9,841	9,966
Series 2053 Class A, 6.5% 10/15/23	Aaa	5,267	5,432
Series 2061 Class J, 6.5% 9/20/22	Aaa	4,280	4,409
Series 2070 Class A, 6% 8/15/24	Aaa	8,131	8,367
Series 2134 Class H, 6.5% 12/15/24	Aaa	9,706	10,052
Series 2166 Class AC, 6.5% 3/15/26	Aaa	7,182	7,443
Series 2211 Class C, 7.5% 6/15/27	Aaa	4,598	4,665
Series 2230 Class VB, 8% 2/15/16	Aaa	7,000	7,427
Series 2258 Class AE, 7% 10/15/26	Aaa	1,048	1,052
Series 2284 Class C, 6.5% 2/15/29	Aaa	5,237	5,465
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac: - continued
target amortization class Series 2209 Class TA, 7.5% 1/15/27	Aaa	$ 2,333	$ 2,370
Government National Mortgage Association sequential pay Series 1998-19 Class B, 6.5% 2/20/23	Aaa	3,417	3,530
TOTAL U.S. GOVERNMENT AGENCY			247,159
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $254,454)			259,510
Commercial Mortgage Securities - 7.2%

280 Park Avenue Trust Series 2001-280 Class X1, 1.0329% 2/3/16 (b)(e)	Aaa	88,176	5,496
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	10,950	11,575
Series 1997-D5 Class PS1, 1.6609% 2/14/43 (d)(e)	Aaa	68,804	5,182
Bankers Trust II floater Series 1999-S1A Class D, 4.06% 2/28/14 (b)(d)	Aa2	7,800	7,800
CBM Funding Corp. sequential pay Series 1996-1 Class A2, 6.88% 7/1/02	AA	162	162
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 0% 12/12/13 (b)(d)	AA	8,048	8,009
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	AAA	4,912	5,218
Series 2000-3 Class A1, 7.093% 10/15/32	AAA	7,454	7,890
COMM floater:
Series 2000-FL3A Class C, 2.62% 11/15/12 (b)(d)	Aaa	11,600	11,502
Series 2001-FL5A:
Class A2, 2.45% 11/15/13 (b)(d)	Aaa	10,600	10,623
Class D, 3.0793% 11/15/13 (b)(d)	AA-	9,250	9,241
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (b)	Aaa	5,452	5,598
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	Aaa	$ 5,565	$ 5,827
Series 2000-C1 Class A1, 7.325% 4/15/62	AAA	5,349	5,736
Series 2000-FL1A Class A2, 2.26% 9/15/03 (b)(d)	Aaa	10,300	10,274
Series 2001-CK3 Class A2, 6.04% 6/15/34	Aaa	6,500	6,638
Series 2001-CK6 Class AX, 0.645% 9/15/18 (e)	Aaa	137,670	5,808
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 8/10/09	Aaa	6,182	6,687
Equitable Life Assurance Society of the United States floater Series 174 Class D2, 2.95% 5/15/03 (b)(d)	Baa2	3,255	3,222
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C1 Class A2, 7.3% 4/18/29	Aaa	4,385	4,663
FMAC Loan Receivables Trust sequential pay Series 1998-CA Class A1, 5.99% 9/15/20 (b)	Aaa	1,368	1,368
Franchise Loan Trust sequential pay Series 1998-I Class A1, 6.24% 7/15/20 (b)	Aa2	2,215	2,215
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.553% 5/15/33 (b)(d)(e)	Aaa	84,873	3,445
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
sequential pay Series 1998-C2 Class A1, 6.15% 11/15/07	Aaa	9,886	10,253
Series 2001-WTCA Class X1, 0.8% 9/1/15 (b)(e)	Aaa	130,250	81
GGP Mall Properties Trust floater Series 2001-C1A Class A1, 2.46% 12/15/11 (b)(d)	Aaa	24,912	24,912
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.77% 12/15/05 (d)	A2	10,784	10,706
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/10 (b)	Aaa	4,069	4,204
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15 (b)	Aaa	3,205	3,327
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2001-LLFA Class E, 2.49% 7/14/04 (b)(d)	A1	3,000	3,000
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley Capital I, Inc.:
sequential pay Series 1999-LIFE Class A1, 6.97% 10/15/08	Aaa	$ 5,586	$ 5,913
Series 1997-RR Class B, 7.3206% 4/30/39 (b)(d)	-	9,083	9,322
Mortgage Capital Funding, Inc. sequential pay Series 1996-MC1 Class A2B, 7.9% 2/15/06	AAA	7,700	8,341
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 1/20/08	Aaa	7,314	7,726
Structured Asset Securities Corp. Series 1995-C1 Class E, 7.375% 9/25/24 (b)	BBB	2,792	2,861
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $236,945)			234,825
Foreign Government and Government Agency Obligations (h) - 2.4%

Chilean Republic 5.625% 7/23/07	Baa1	4,225	4,227
Manitoba Province yankee 6.125% 1/19/04	Aa1	5,582	5,801
New Brunswick Province 6.5% 6/20/05	A1	4,000	4,269
Ontario Province 7% 8/4/05	Aa3	27,860	30,050
Quebec Province yankee:
8.625% 1/19/05	A1	5,600	6,216
8.8% 4/15/03	A1	15,401	16,326
United Mexican States 8.5% 2/1/06	Baa2	12,050	13,032
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $78,060)			79,921
Fixed-Income Funds - 5.3%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $175,000)	17,519,559	174,320
Cash Equivalents - 5.6%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02	$ 180,118	$ 180,108
(U.S. Treasury Obligations), in a joint trading account at 1.7%, dated 4/30/02 due 5/1/02	2,301	2,301
TOTAL CASH EQUIVALENTS (Cost $182,409)		182,409
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $3,280,034)		3,304,382
NET OTHER ASSETS - (0.6)%		(19,449)
NET ASSETS - 100%		$ 3,284,933
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	March 2003	$ 17,579	$ (146)
73 Eurodollar 90 Day Index Contracts	June 2002	17,873	(91)
73 Eurodollar 90 Day Index Contracts	June 2003	17,480	(145)
73 Eurodollar 90 Day Index Contracts	Sept. 2002	17,785	(115)
73 Eurodollar 90 Day Index Contracts	Dec. 2002	17,681	(135)
73 Eurodollar 90 Day Index Contracts	Sept. 2003	17,400	(135)
73 Eurodollar 90 Day Index Contracts	Dec. 2003	17,348	(146)
73 Eurodollar 90 Day Index Contracts	March 2004	17,315	(139)
TOTAL EURODOLLAR CONTRACTS		140,461	(1,052)
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $258,652,000 or 7.9% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $998,000.
(g) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	68.0%	AAA, AA, A	64.2%
Baa	21.8%	BBB	26.3%
Ba	0.2%	BB	0.4%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.6%. The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.

Purchases and sales of securities, other than short-term securities, aggregated $5,127,860,000 and $4,002,145,000, respectively, of which long-term U.S. government and government agency obligations aggregated $2,822,238,000 and $2,809,508,000, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $29,032,000. The weighted average interest rate was 3.99%. Interest earned from the interfund lending program amounted to $16,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $3,280,685,000. Net unrealized appreciation aggregated $23,697,000, of which $43,246,000 related to appreciated investment securities and $19,549,000 related to depreciated investment securities.

At April 30, 2002, the fund had a capital loss carryforward of approximately $228,524,000 of which $94,824,000, $99,539,000, $10,379,000, $10,466,000, $8,450,000 and $4,866,000 will expire on April 30, 2003, 2004, 2005, 2006, 2008 and 2009, respectively. Of the loss carryforwards expiring on April 30, 2003, 2004, 2005 and 2006, $1,918,000, $25,460,000, $4,138,000 and $2,203,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2002
Assets
Investment in securities, at value (including repurchase agreements of $182,409) (cost $3,280,034) - See accompanying schedule		$ 3,304,382
Cash		1,208
Receivable for investments sold		13,459
Receivable for fund shares sold		9,544
Interest receivable		34,971
Other receivables		5
Total assets		3,363,569
Liabilities
Payable for investments purchased Regular delivery	$ 2,446
Delayed delivery	67,228
Payable for fund shares redeemed	6,066
Distributions payable	1,198
Accrued management fee	1,148
Payable for daily variation of futures contracts	21
Other payables and accrued expenses	529
Total liabilities		78,636
Net Assets		$ 3,284,933
Net Assets consist of:
Paid in capital		$ 3,492,386
Undistributed net investment income		1,834
Accumulated undistributed net realized gain (loss) on investments		(232,584)
Net unrealized appreciation (depreciation) on investments		23,297
Net Assets, for 374,123 shares outstanding		$ 3,284,933
Net Asset Value, offering price and redemption price per share ($3,284,933 ÷ 374,123 shares)		$ 8.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income
Interest		$ 165,180
Security lending		189
Total income		165,369
Expenses
Management fee	$ 13,050
Transfer agent fees	3,346
Accounting and security lending fees	559
Non-interested trustees' compensation	12
Custodian fees and expenses	99
Registration fees	391
Audit	50
Legal	11
Miscellaneous	72
Total expenses before reductions	17,590
Expense reductions	(67)	17,523
Net investment income (loss)		147,846
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	7,973
Futures contracts	(51)
Total net realized gain (loss)		7,922
Change in net unrealized appreciation (depreciation) on: Investment securities	4,284
Futures contracts	(1,052)
Total change in net unrealized appreciation (depreciation)		3,232
Net gain (loss)		11,154
Net increase (decrease) in net assets resulting from operations		$ 159,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 147,846	$ 103,352
Net realized gain (loss)	7,922	5,041
Change in net unrealized appreciation (depreciation)	3,232	40,374
Net increase (decrease) in net assets resulting from operations	159,000	148,767
Distributions to shareholders from net investment income	(145,230)	(102,495)
Share transactions Net proceeds from sales of shares	3,500,831	1,550,803
Reinvestment of distributions	131,569	90,373
Cost of shares redeemed	(2,444,005)	(948,207)
Net increase (decrease) in net assets resulting from share transactions	1,188,395	692,969
Total increase (decrease) in net assets	1,202,165	739,241
Net Assets
Beginning of period	2,082,768	1,343,527
End of period (including undistributed net investment income of $1,834 and distributions in excess of net investment income of $104, respectively)	$ 3,284,933	$ 2,082,768
Other Information Shares
Sold	397,390	180,578
Issued in reinvestment of distributions	14,942	10,511
Redeemed	(277,717)	(110,545)
Net increase (decrease)	134,615	80,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 8.700	$ 8.450	$ 8.680	$ 8.700	$ 8.660
Income from Investment Operations
Net investment income (loss) B	.427 D	.533	.507	.507	.546
Net realized and unrealized gain (loss)	.076 D	.246	(.238)	(.030)	.033
Total from investment operations	.503	.779	.269	.477	.579
Distributions from net investment income	(.423)	(.529)	(.499)	(.497)	(.539)
Net asset value, end of period	$ 8.780	$ 8.700	$ 8.450	$ 8.680	$ 8.700
Total Return A	5.88%	9.49%	3.21%	5.62%	6.86%
Ratios to Average Net Assets C
Expenses before expense reductions	.58%	.59%	.63%	.68%	.70%
Expenses net of voluntary waivers, if any	.58%	.59%	.63%	.66%	.70%
Expenses net of all reductions	.58%	.58%	.62%	.65%	.70%
Net investment income (loss)	4.86% D	6.23%	5.96%	5.83%	6.26%
Supplemental Data
Net assets, end of period (in millions)	$ 3,285	$ 2,083	$ 1,344	$ 973	$ 809
Portfolio turnover rate	145%	84%	126%	133%	117%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.050 and increase net realized and unrealized gain (loss) per share by $.050. Without this change the ratio of net investment income to average net assets would have been 5.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity Short-Term Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards, expiring capital loss carryforwards, losses deferred due to wash sales transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of April 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 12,048,000
Capital loss carryforwards	$ (228,524,000)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 145,230,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,355,000 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on May 1, 2001.

The effect of this change during the period, was to decrease net investment income by $17,410,000; increase net unrealized appreciation/depreciation by $11,848,000 and increase net realized gain (loss) by $5,562,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,142,000 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $47,000 and $20,000, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Term Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Short-Term Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of Short-Term Bond. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Short-Term Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Name, Age; Principal Occupation
Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Short-Term Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2000

Vice President of Short-Term Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Andrew J. Dudley (37)

Year of Election or Appointment: 1998

Vice President of Short-Term Bond. Mr. Dudley is also Vice President of other funds advised by FMR. Prior to joining Fidelity as a portfolio manager in 1996, Mr. Dudley worked as a quantitative analyst and portfolio manager at Putnam Investments for five years.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Short-Term Bond. He also serves as Secretary of other Fidelity Funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Short-Term Bond. She also serves as Treasurer of other Fidelity Funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Short-Term Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Short-Term Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Short-Term Bond. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Short-Term Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 6.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

STP-ANN-0602 157032
1.703606.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com